Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 10.1

V2500®

GENERAL TERMS OF SALE

BETWEEN

IAE INTERNATIONAL AERO ENGINES AG

AND

SPIRIT AIRLINES INC.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

INDEX

Commencement

Recitals

CLAUSE 1	DEFINITIONS

CLAUSE 2	ENGINES AND NON-INSTALLATION ITEMS
	2.1	Intent
	2.2	Agreement to Purchase
	2.3	Type Approval and Changes in Specification
	2.4	Inspection and Acceptance
	2.5	Delivery, Shipping, Title and Risk of Loss or Damage
	2.6	Price
	2.7	Payment

CLAUSE 3	SPARE PARTS PROVISIONS
	3.1	Intent and Term
	3.2	ATA Standards
	3.3	Initial Provisioning
	3.4	Change in Initial Provisioning Data
	3.5	Discontinuance of Initial Provisioning Data
	3.6	Stocking of Spare Parts
	3.7	Lead Times
	3.8	Ordering Procedure
	3.9	Modifications to Spare Parts
	3.10	Inspection
	3.11	Delivery and Packing
	3.12	Prices
	3.13	Payment
	3.14	Purchase by Spirit from Others
	3.15	Conflict

CLAUSE 4	WARRANTIES, GUARANTEES AND LIABILITIES

CLAUSE 5	PRODUCT SUPPORT SERVICES

CLAUSE 6	MISCELLANEOUS
	6.1	Delay in Delivery
	6.2	Patents
	6.3	Credit Reimbursement; Right of Setoff
	6.4	Non-Disclosure and Non-Use
	6.5	Taxes
	6.6	Amendment
	6.7	Assignment
	6.8	Exhibits
	6.9	Headings

	6.10	Law
	6.11	Notices
	6.12	Exclusion of Other Provisions and Previous Understandings
	6.13	Conditions Precedent
	6.14	Termination Events
	6.15	No Construction Against Drafter

EXHIBIT A		CONTRACT SPECIFICATIONS

EXHIBIT B		SCHEDULES
EXHIBIT B-1		AIRCRAFT DELIVERY SCHEDULE
EXHIBIT B-2		PURCHASED ITEMS, PRICE, DELIVERY AND ESCALATION FORMULA

EXHIBIT C		PRODUCT SUPPORT PLAN

*****		*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

THIS CONTRACT is made this 1st day of March, 2005

BETWEEN

IAE INTERNATIONAL AERO ENGINES AG	a joint stock company organized and existing under the laws of Switzerland, with a place of business at IAE Building, 400 Main Street, M/S 121-10, East Hartford, Connecticut 06108, USA, (hereinafter called “IAE”) and

SPIRIT AIRLINES, INC.	a corporation organized and existing under the laws of the State of Delaware, U.S.A. (hereinafter called “Spirit”), whose principal place of business is at 2800 Executive Way, Miramar, FL 33025

WHEREAS:

A.	Spirit has decided to acquire new A320 family aircraft to be powered by IAE V2500-A5 Propulsion Systems, and

B.	IAE is prepared to supply to Spirit V2500-A5 engines, modules, spare parts, tools, equipment, and product support services for the support and operation of the V2500-A5 Propulsion Systems.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

CLAUSE 1 DEFINITIONS

In this contract (the “Contract”) unless the context otherwise requires:

1.1	“Aircraft” shall mean:

1.1.1	Fifteen (15) V2500 powered aircraft, including the firm purchase of ***** new A319 aircraft (includes ***** A319 purchased aircraft, and ***** A319 aircraft through a sale-leaseback, purchase assignment or other financing arrangement with Singapore Aircraft Leasing Enterprise), powered by new V2524-A5 Propulsion Systems, and ***** new A321 aircraft powered by new V2533-A5 Propulsion Systems (collectively, the fifteen aircraft are the “Purchased Aircraft”), being acquired by Spirit for delivery in accordance with the schedule set forth in Exhibit B-1 hereto; and

1.1.2	***** A320 family leased aircraft, powered by new V2500-A5 Propulsion Systems (collectively, the twenty aircraft are the “ILFC Leased Aircraft”) being leased by Spirit for delivery in accordance with the schedules set forth in Exhibit B-1 hereto; and

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1.1.3	***** A320 family leased aircraft, powered by new V2500-A5 Propulsion Systems (collectively, such aircraft are the “Additional Leased Aircraft”) being leased by Spirit from one or more lessors, for delivery in accordance with the schedule to be set forth in the respective lease agreements, subject to written agreement with IAE ; and

1.1.4	options to purchase ***** new A320 family aircraft powered by new V2500 Propulsion Systems (the “Option Aircraft”) being acquired by Spirit for delivery in accordance with the schedule set forth in Exhibit B-1 hereto; and

1.1.5	rolling options to purchase ***** new A320 family aircraft powered by new V2500 Propulsion Systems (the “Rolling Option Aircraft”) being acquired by Spirit for delivery in accordance with the schedule set forth in Exhibit B-1 hereto.

The above Aircraft deliveries referenced in Section 1.1 and appearing on Exhibit B-1 are subject to the lead times, rescheduling and scheduling rights agreed to between Spirit and IAE in writing (if any), which rights shall be no greater than those appearing in the Aircraft Purchase Agreement or applicable lease agreement.

1.2	“Aircraft Purchase Agreement” shall mean that certain Airbus A320 Family Purchase Agreement between Spirit Airlines, Inc. and AVSA, S.A.R.L. dated as of May 5, 2004 as amended from time to time.

1.3	“Aircraft Manufacturer” or “Airbus” shall mean Airbus S.A.S., a Société par Actions Simplifiée with its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac Cedex, France, together with its successors and assigns.

1.4	“AVSA” shall mean AVSA, S.A.R.L., a société par responsabilité limitée organized and existing under the laws of the Republic of France with its registered office at 2 Rond-Point Maurice Bellonte, 31700 Blagnac, France, together with its successors and assigns.

1.5	“Certification Authority” shall mean the United States Federal Aviation Administration.

1.6	“Certified Limit” shall mean the pressure ratio for the takeoff thrust without exceeding the certified limit for its exhaust gas temperature in accordance with Engine Specification(s) on Exhibit A.

1.7	“Engine(s)” shall mean the IAE V2500 aero engine described in the applicable Specifications.

1.8	“Fleet Hour Agreement” shall mean that certain Fleet Hour Agreement to be dated in March 2005 between Spirit and IAE.

1.9	“FOD” or “Foreign Object Damage” shall mean any damage to any portion of the Engine caused by objects which are not part of the Engine or Engine option equipment, such as birds, stones, hail, ice, runway debris up to three (3) inches in diameter at airports with FOD control programs, and runway gravel.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

1.10	“ILFC Leases” shall mean those certain ***** Aircraft Lease Agreements between Spirit Airlines, Inc. as lessee and International Lease Finance Corporation as lessor dated as of April 30, 2004 as amended from time to time.

1.11	“Initial Provisioning” shall mean the establishment of an initial stock of Spare Parts.

1.12	“Initial Provisioning Data” shall mean information supplied by IAE to Spirit for Initial Provisioning purposes.

1.13	“Initial Provisioning Orders” shall mean orders for Spare Parts for Initial Provisioning purposes.

1.14	“Installation Items” shall mean the Engines described in the Specification together with the modules, accessories, exhaust systems, nacelles and all ancillary equipment therefor which are being supplied pursuant to this Contract for installation on the Aircraft and will be delivered to Spirit, as applicable.

1.15	“Lead Time” shall mean the period specified in the Spare Parts Catalog which represents the minimum time required between acceptance by IAE of an order by Spirit for Supplies and the commencement of delivery of such Supplies to Spirit.

1.16	“Non-Installation Items” shall mean tools and all equipment whatsoever to be supplied pursuant to this Contract for use with the Installation Items and not for installation on the Aircraft.

1.17	“Service Bulletins” shall mean those service bulletins containing advice and instructions issued by IAE to Spirit from time to time in respect of Engines.

1.18	“Spare Engines” shall mean spare V2500 Engines.

1.19	“Spare Parts” shall mean spare parts listed in the Spare Parts Catalog.

1.20	“Spare Parts Catalog” shall mean the catalog published by IAE from time to time providing a description, Lead Time and price for Spare Parts available for purchase from IAE.

1.21	“Specification(s)” shall mean the IAE Engine Specification Nos. IAE S24A5/2, IAE S27A5/2 and IAE S33A5/2 which form Exhibit A to this Contract as the same may be amended, supplemented and/or updated from time to time.

1.22	“Supplies” shall mean Installation Items, Non-Installation Items, Spare Parts and any other goods or services supplied pursuant to this Contract.

1.23	“Vendor Parts” shall mean Spare Parts described in Initial Provisioning Data as accessories which are not manufactured pursuant to the detailed design and direction of IAE.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

CLAUSE 2 SALE OF PURCHASED ITEMS

2.1	Intent

Spirit agrees to purchase the items set forth in Clause 2.2 below.

2.2	Agreement to Purchase Order

2.2.1	Spirit acknowledges to IAE that it has agreed to:

2.2.1.1	purchase from AVSA the Purchased Aircraft;

2.2.1.2	lease from ILFC the ILFC Leased Aircraft;

2.2.1.3	potentially lease from one or more lessors the Additional Leased Aircraft; and

2.2.1.4	procure options from AVSA to purchase the Option Aircraft, in accordance with the delivery schedule and lead times noticed to IAE in writing; and

2.2.1.5	procure rolling options from AVSA to purchase the Rolling Option Aircraft, in accordance with the delivery schedule and lead times noticed to IAE in writing for delivery with V2500 series engines.

2.2.2	Spirit agrees to enter into a mutually acceptable Fleet Hour Agreement

Spirit has agreed to enter into a mutually acceptable Fleet Hour Agreement with IAE and acknowledges that IAE’s entire financial and technical package to Spirit is predicated on Spirit selecting a Fleet Hour Agreement with IAE. The Fleet Hour Agreement is a comprehensive maintenance plan that covers the maintenance of the V2500 Engines for Spirit’s Aircraft further providing Spirit with assured low maintenance costs, reliability and predictability. IAE agrees to negotiate and enter into a Tripartite Agreement(s) between IAE, Spirit and Spirit’s lessor(s).

2.2.3	Spirit agrees to take the Spare Engine Coverage in Lieu of the Spare Engine Purchase

Spirit has agreed to acquire from IAE the Spare Engine support coverage to support the Aircraft through the Fleet Hour Agreement subject to the negotiation of mutually agreeable terms and rates described in the Fleet Hour Agreement. This Spare Engine coverage is in lieu of the purchase of Spare Engines from IAE.

The Spare Engine coverage is predicated on Spirit having access to a mutually agreed Initial Provisioning list of Spare Parts, subject to change from time to time by mutual agreement.

2.3	Type Approval and Changes in Specification

2.3.1	The Installation Items will be manufactured to the standards set forth in the Specification. After the date of this Contract the Installation Items may be varied from time to time from the standards set forth in the Specification by Change Orders in writing which shall set forth in detail:

2.3.1.1	The changes to be made to the Installation Items; and

2.3.1.2	The effect (if any) of such changes on the Specification (including but not limited to performance, design life and weight), on interchangeability of the Installation Items in the airframe and on prices and dates of delivery of the Installation Items.

Change Orders shall not be binding on either party until signed by IAE and Spirit but upon being so signed shall constitute amendments to this Contract.

2.3.2	IAE may make changes in the Installation Items which do not adversely affect the Specification (including but not limited to performance, design life and weight), the interchangeability of the Installation Items in the airframe, prices or the dates of delivery of the Installation Items. Any such changes shall be documented by Change Orders containing the information described in Clause 2.3.1 above, signed by both Spirit and IAE.

2.3.3	At the time of delivery of the Installation Items by AVSA to Spirit there is to be in existence a Type Approval Certificate issued by the Certification Authority for such Installation Items in accordance with the provisions of the Specification as modified.

2.3.4	The Specification has been drawn with a view to the requirements of the Certification Authority and the official interpretations of such requirements in existence at the date of this Contract. IAE and Spirit agree that they will execute an appropriate Change Order in respect of any change required to the Installation Items to enable such Installation Items to conform to the requirements of the Certification Authority and the official interpretations of such requirements in force at the date of delivery of the Installation Items.

2.3.5	The price of any Change Order is to be paid:

2.3.5.1	in the case of changes required to conform to the Current Rules of the Certification Authority in effect at the time of delivery of an Installation Item - by IAE; and

2.3.5.2	in any other case - by Spirit.

2.4	Inspection and Acceptance

2.4.1	Conformance of the Installation Items which are Engines and/or any Spare Engine to the Specification as modified will be assured by IAE through the maintenance of procedures, systems and records approved by the Certification Authority. An Export Certificate of Airworthiness or a Certificate of Conformity (as the case may be) will be issued and signed by personnel authorized for such purposes.

2.4.2	Conformance of Non-Installation Items to the Specification as modified will be assured by IAE conformance documentation.

2.4.3	In connection with the purchase by Spirit of any Non-Installation Items, upon delivery of the same pursuant to Clause 2.5.1 below and the issuance of any applicable export permit or IAE conformance documentation pursuant to Clause 2.4.2 above, Spirit shall be deemed to have accepted the Non-Installation Items and that such Non-Installation Items conform to the Specification. Spirit’s acceptance will, however, in no way prejudice its warranty and support rights under this Contract and the Fleet Hour Agreement. IAE shall, upon written request from Spirit and subject to the permission of the appropriate governmental authorities, arrange for Spirit to have reasonable access to the appropriate premises in order to examine the Non-Installation Items prior to the issue of conformance documentation and to witness Engine acceptance tests.

2.4.4	If Spirit unreasonably or wrongfully fails to accept, or otherwise unreasonably or wrongfully hinders delivery, or if IAE, at Spirit’s written request, agrees to delay delivery of any Non-Installation Items, Spirit shall nevertheless pay or cause IAE to be paid therefor as if, for the purposes of payment only, such Non-Installation Items had been delivered.

2.4.5	In any of the cases specified in Clause 2.4.4 above, Spirit shall also pay to IAE such reasonable sum as IAE shall incur in respect of storage, maintenance and insurance of such Non-Installation Items.

2.5	Delivery, Shipping, Title and Risk of Loss or Damage

2.5.1	IAE, acting reasonably, will deliver the Non-Installation Items and other Supplies, at its discretion (acting reasonably and not arbitrarily), either EX Works (INCOTERMS 2000) Connecticut, U. S. A. or Ex Works (INCOTERMS 2000) Derby, England, in accordance with the delivery schedule set out in Exhibit B-2 to this Contract.

2.5.2	Upon such delivery, title to and risk of loss of or damage to the Non-Installation Items and other Supplies as applicable shall pass to Spirit.

2.5.3	Spirit will notify IAE at least four (4) weeks before the scheduled time for delivery of the Non-Installation Items of its instructions as to the marking and shipping of the Non-Installation Items.

2.6	Price

The Purchase Price for each of the Non-Installation Items shall be the Basic Contract Price, amended pursuant to Clause 2.3 above, and escalated in accordance with the escalation formula contained in Exhibit B-2 to this Contract.

2.7	Payment

2.7.1	Payment in respect of any Non-Installation Items shall be made in United States Dollars.

2.7.2	Spirit undertakes that IAE shall receive the full amount of payments falling due under this Clause 2.7, without any withholding or deduction whatsoever. Notwithstanding the foregoing, Spirit may withhold or deduct a sum if required either to pay taxes based on or measured by the income of IAE or by a valid governmental, judicial or regulatory order. In such case, Spirit shall advise IAE as soon as reasonably practicable of the need to withhold or deduct and Spirit shall cooperate with IAE to remediate such situation.

2.7.3	All payments under this Clause 2.7 shall be made by cable or telegraphic transfer and shall be deposited not later than the due date of payment with:

Bank of America - New York

1185 Avenue of the Americas

New York, NY 10038-4924

Account No.:   2982008199

ABA No.:        021200339

Code: FLTBUS 3B

or as otherwise notified to Spirit in writing from time to time by IAE.

2.7.4	For the purpose of this Clause 2.7 “payment” shall only be deemed to have been made to the extent cleared or good value funds are received in the numbered IAE bank account specified in Clause 2.7.4 above or as otherwise notified to Spirit in writing by IAE.

2.7.5	If Spirit fails to make any payment for any Non-Installation Item on or before the date when such payment is due, then, without prejudice to any of IAE’s other rights, IAE will (a) be entitled to charge interest on the overdue amount, at a rate equal to the greater of ***** or the New York Citibank prime rate plus ***** per annum, from the date such payment was due to the date such payment is made and (b) have the right (but not the obligation) to suspend work on the manufacture of such Non-Installation Item pending the remedy of such failure and to reschedule the date of delivery of such Non-Installation Item following the cure of such failure. Notwithstanding the foregoing, Spirit shall not be liable for interest in respect of any overdue amount which is being contested in good faith.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

CLAUSE 3 SPARE PARTS PROVISIONS

3.1	Intent and Term

3.1.1	For as long as Spirit owns and operates one or more Aircraft in regular commercial service and is not in breach of any material obligation to IAE under the Contract, IAE shall ensure that reasonably adequate supplies of Spare Parts are available for sale to Spirit under this Contract. In consideration thereof, IAE shall sell to Spirit and, except as hereinafter provided, Spirit shall buy from IAE, on an as-needed basis the following Spare Parts:

3.1.1.1	Spare Parts (except for Vendor Parts) where IAE is the only source of such Spare Parts in an unused condition in quantities sufficient to meet Spirit’s needs; and

3.1.1.2	Vendor parts for which direct supply agreements between the manufacturers of such Vendor Parts and Spirit cannot be reasonably established. Except for the purposes of Initial Provisioning pursuant to Clause 3.3 below, Spirit shall notify IAE in writing not less than the greater of (i) the lead time of the vendor as specified in the respective vendor manual or (ii) three (3) months before scheduled delivery requested by Spirit that Spirit intends to purchase such Vendor Parts from IAE.

In an emergency or upon the reasonable request of Spirit, IAE shall sell to Spirit Vendor Parts which it is not obligated to sell under this Contract, but which it has in stock or otherwise has reasonably available to it.

3.2	ATA Standards

The parties to this Contract shall comply with the requirements of ATA Specifications 2000 (ordering specifications) and 300 (packaging specifications), provided that the parties shall be entitled to negotiate reasonable changes in those procedures or the requirements of those specifications which, if complied with exactly, would result in an undue operating burden or unnecessary economic penalty.

3.3	Initial Provisioning

3.3.1	To assist Spirit’s Initial Provisioning, IAE shall supply Spirit with Initial Provisioning Data in accordance with ATA Specification 2000, subject to Clause 3.2 above.

3.3.2	Details of the format and precise nature of the said Initial Provisioning Data, including the applicable revision numbers of ATA Specification 2000, definition of Spare Parts Categories, and Lead Times, and agreement on technical publications shall be agreed between IAE and Spirit at a preliminary meeting held for this purpose at a time and place to be agreed.

3.3.3	The Initial Provisioning Data shall cover all Spare Parts, including agreed Vendor Parts, which in IAE’s reasonable opinion may be required for Spirit’s operation of the Installation Items.

3.3.4	Before Spirit places Initial Provisioning Orders, a conference shall be held for the review of Initial Provisioning Data supplied by IAE under Clause 3.3.1 above. The said conference shall be held as soon as possible before first Aircraft delivery and shall be attended by the personnel of each party directly responsible for Initial Provisioning.

3.4	Change In Initial Provisioning Data

IAE shall, free of charge, revise Initial Provisioning Data in accordance with ATA Specification 2000 to take into account any changes which may materially affect provisioning decisions.

3.5	Discontinuance of Initial Provisioning Data

3.5.1	Use of Initial Provisioning Data shall be discontinued on a date to be agreed by the parties hereto, but in any event no later than the date of delivery of the last Aircraft firmly ordered by Spirit as of the date of this Contract.

3.6	Stocking of Spare Parts

As soon as reasonably possible after receipt of IAE’s request, Spirit shall provide IAE with information reasonably required to enable IAE to plan and organize the manufacture and stocking of Spare Parts.

3.7	Lead Times

3.7.1	Spare Parts for Initial Provisioning shall be delivered on or before the dates specified in Spirit’s orders, provided that the dates comply with Lead Times and do not call for delivery more than three (3) months before the scheduled date of delivery of the first Aircraft to Spirit and provided further that delivery of the total Initial Provisioning quantity ordered shall be effected in line with Spirit’s fleet delivery schedule and Aircraft utilization.

3.7.2	Except as herein provided, replenishment Spare Parts shall be delivered within the Lead Times specified in the IAE Spare Parts Catalog, except for certain major Spare Parts designated in the Spare Parts Catalog as being available at prices and Lead Times to be quoted upon request.

3.7.3	If any order for replenishment Spare Parts shall call for a quantity materially in excess of Spirit’s normal requirements, IAE shall notify Spirit and may request a special delivery schedule. If Spirit confirms that the full quantity ordered is required, delivery of the order shall be effected at delivery dates mutually acceptable to IAE and Spirit and the Lead Times shall not apply.

3.7.4	In an emergency, IAE shall use its reasonable efforts to deliver Spare Parts, including Major Spare Parts, within the time limits specified by Spirit. IAE will provide notice of the action to be taken on such orders within the following time periods from IAE’s receipt of such notice and based on the type of order:

3.7.4.1	AOG (Aircraft on Ground) orders - within 4 hours;

3.7.4.2	Critical (imminent AOG or work stoppage) - within 24 hours;

3.7.4.3	Expedite (less than published or quoted lead time) - within 7 days.

3.8	Ordering Procedure

3.8.1	After receipt of Initial Provisioning Data, Spirit shall place any initial provisioning orders in sufficient time to allow IAE to commence delivery prior to delivery of the first Aircraft. Spirit shall use commercially reasonable efforts to give priority to ordering major items designated in the Initial Provisioning Data.

3.8.2	Subsequent orders for Spare Parts may be placed by Spirit from time to time on an as-needed basis . Spirit shall give IAE as much notice as practicable of any change in its operation, including, but not limited to, changes in maintenance or overhaul arrangements affecting its requirements for Spare Parts, including Vendor Parts.

3.8.3	IAE shall promptly acknowledge receipt of each order for Spare Parts in accordance with ATA Specification 2000 procedure. Unless qualified, such acknowledgment, subject to variation in accordance with Clause 3.7.3 above, shall constitute an acceptance of the order under the terms of this Contract.

3.8.4	If IAE notifies Spirit that certain Spare Parts are customarily packed in standard package quantities (hereinafter called “SPQs”), Spirit’s subsequent orders for such Spare Parts shall be for SPQs or multiples thereof unless otherwise agreed.

3.8.5	Unless Spirit shall have specified “Total Quantity Required” on its orders, IAE shall be entitled to consider an order for inexpensive Spare Parts complete if at least 90% of the quantity ordered is delivered. For the purpose of this Clause the term “inexpensive” shall mean a price listed in the IAE Spare Parts Catalog at less than Ten U.S. Dollars ($10) per unit, but shall be subject to reasonable change by IAE from time to time. IAE shall make the appropriate adjustment to the invoice in the form of a credit to Spirit’s account with IAE in the event the quantity of the order is not completely filled.

3.8.6	Not later than the time of placing Initial Provisioning Orders, Spirit shall provide IAE in writing with full shipping instructions applicable to both initial provisioning orders and to subsequent standard replenishment orders for Spare Parts to be placed by Spirit.

3.9	Modifications to Spare Parts

3.9.1	IAE shall be entitled to make modifications or changes to the Spare Parts ordered by Spirit hereunder provided that the modification has received the approval of the Certification Authority. IAE shall promptly inform Spirit by means of Initial Provisioning Data and Service Bulletins when such modified Spare Parts (or Spare Parts introduced by a repair scheme) become available for supply hereunder. Notification of such availability shall be given to Spirit before delivery.

3.9.2	Modified Spare Parts shall be substituted for Spare Parts ordered unless the modifications stated in Service Bulletins in the recommended or optional category are considered by Spirit to be unacceptable and Spirit so states in writing to IAE within ninety (90) days of the transmittal date of the applicable Service Bulletin, in which case Spirit shall be entitled to place a single order for Spirit’s anticipated total requirement of pre-modified Spare Parts, at a price and delivery schedule to be agreed.

3.9.3	Unless Spirit notifies IAE in writing under the provisions of Clause 3.9.2 hereof IAE may supply at the expense of Spirit a modification of any Spare Part ordered (including any additional Spare Part needed to ensure interchangeability), provided that the modification has received the approval of the Certification Authority. The delivery of such Spare Parts shall begin on dates indicated by the Service Bulletin. The delivery schedule shall be agreed at the time when orders for modifications are accepted by IAE.

3.9.4	If Spare Parts required for incorporation of a modification are not ordered as a kit, Spirit’s orders must distinguish them from normal replacement Spare Parts in accordance with ATA Specification 2000.

3.10	Inspection

3.10.1	Conformance to the Specification of Installation Items will be assured by IAE through the maintenance of procedures, systems and records approved by the Certification Authority. Conformance documentation will be issued by IAE or its agent to Spirit and signed by personnel authorized by IAE for such purpose.

3.10.2	Conformance of Non-Installation Items will be assured by IAE conformance documentation.

3.10.3	Upon the issue of conformance documentation in accordance with Clauses 3.10.1 or 3.10.2 above, Spirit shall be deemed to have accepted the Installation Items and/or Non-Installation Items, as applicable, and that such Items conform to the applicable specification without prejudice to any of Spirit’s warranty and support rights under this Contract or any other right of Spirit under applicable law.

3.11	Delivery and Packing

3.11.1	IAE shall deliver Spare Parts and Other Supplies Ex Works (INCOTERMS 2000), Derby, England or Connecticut, U.S.A., as applicable. Shipping documents and invoices shall be in accordance with ATA Specification 2000 unless otherwise required by law.

3.11.2	Upon such delivery, title to and risk of loss of or damage to the Spare Parts and Other Supplies shall pass to Spirit.

3.11.3	In accordance with ATA Specification 2000 requirements, Spirit shall advise IAE at time of order of its instructions as to the marking and shipping of the Spare Parts and Other Supplies.

3.11.4	The packaging of Spare Parts shall normally be in accordance with ATA Specification 300 Category 2 standard and shall be free of charge to Spirit.

3.12	Prices

3.12.1	Subject to Clause 3.7.2 above, prices of all Spare Parts shall be quoted in U.S. Dollars, in the IAE Spare Parts Price Catalog, Initial Provisioning Data, or in individual quotations. Such prices shall represent net unit prices, Ex Works (INCOTERMS 2000), Derby, England or Connecticut, U.S.A., as applicable according to Clause 3.11.1 above.

Prices and Lead Times on IAE Spare Parts Price Catalog or individual quotation are valid for a time speriod as listed on the IAE Spare Parts Catalog or as shown on the quotation.

3.12.2	Prices applicable to each order placed by Spirit hereunder shall be the prices applicable at the time such order is placed plus the applicable lead time, according to the Spare Parts Catalog in effect at the time.

3.12.3	IAE may from time to time reasonably adjust its prices for Spare Parts upon not less than ninety (90) days prior written notice to Spirit, except that prices for Spare Parts quoted in Initial Provisioning Data shall be firm, provided that:

3.12.3.1	Orders are placed within three (3) months of receipt by Spirit of Initial Provisioning Data, and

3.12.3.2	Ordered quantities are agreed in good faith by IAE, and

3.12.3.3	Deliveries are scheduled to be made prior to the scheduled date for delivery of the first Aircraft (as it was scheduled at the date of supply by IAE of Initial Provisioning Data).

If for any reason orders are placed or subsequently rescheduled to specify delivery more than six (6) months after the date of first Aircraft delivery (as it was scheduled at the date of supply by IAE of Initial Provisioning Data), then the prices for such items shall be those prices in effect ninety (90) days prior to the scheduled time for delivery of such items against a schedule commensurate with Spirit fleet build up and Aircraft utilization. Notwithstanding the above, individual price errors in the publication of prices may be adjusted without advance notice to Spirit.

IAE shall be bound by the prices set forth in the Spare Parts Catalog absent manifest error.

3.12.4	On request by Spirit, prices of Spare Parts or other materials not included in the Spare Parts Price Catalog shall be quoted within a reasonable time by IAE.

3.13	Payment

3.13.1	Payment for all purchases under this Clause 3 shall be made by Spirit to IAE within ***** days after the date of delivery.

3.13.2	Spirit undertakes that IAE shall receive payment in U.S. Dollars of the full amount of payments falling due under this Clause 3.13, without any withholding or deduction whatsoever. Notwithstanding the foregoing, Spirit may withhold or deduct a sum if required either to pay taxes based on or measured by the income of IAE or by a valid governmental, judicial or regulatory order. In such case, Spirit shall advise IAE as soon as reasonably practicable of the need to withhold or deduct and Spirit shall do cooperate with IAE to remediate such situation.

3.13.3	All payments under this Clause 3.13 shall be made by cable or telegraphic transfer to, and shall be deposited not later than the due date of payment with:

Bank of America - New York

1185 Avenue of the Americas

New York, NY 10038-4924

Account No.:   2982008199

ABA No.:        021200339

Code: FLTBUS 3B

or as otherwise notified from time to time by IAE in writing to Spirit.

3.13.4	For the purpose of this Clause 3.13, payment shall only be deemed to have been made to the extent immediately available funds are received in the account specified in sub-clause 3.13.3 above or as otherwise notified by IAE in accordance with the terms of this Contract.

3.13.5	Notwithstanding Clause 3.13.1 above, payments for all purchases shall be due from Spirit upon delivery, or at IAE’s option prior to delivery of any Spare Parts or Other Supplies upon the occurrence of any of the following events: (a) a receiver or trustee is appointed of any of Spirit’s property, or (b) Spirit files for

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

or is adjudicated or voluntarily becomes bankrupt under any bankruptcy or winding up laws or other similar legislation, or (c) Spirit becomes insolvent or makes an assignment for the benefit of creditors, or (d) Spirit is unable to make payment to IAE in accordance with any of Spirit’s material obligations to IAE under this Contract or any other agreement with IAE, or (e) is in material default under any section of this Contract after receipt of written notice of such default and the expiration of any applicable cure period in respect thereof.

3.13.6	If Spirit fails to make any payment for any Spare Parts or Other Supplies on or before the date when such payment is due, then, without prejudice to any other rights set forth herein or under applicable law, IAE will be entitled to charge interest on the overdue amount, at the rate equal to the greater of ***** or the New York Citibank prime rate plus ***** per annum, from the date such payment was due to the date such payment is made. Notwithstanding the foregoing, Spirit shall not be liable for interest in respect of any overdue amount which is being contested in good faith.

3.14	Purchase by Spirit from Others

*****

3.15	Conflict

In the event of any conflict between the provisions of this Contract and the provisions of ATA Specifications 101, 2000 and 300, the provisions of this Contract shall prevail.

CLAUSE 4 WARRANTIES, GUARANTEES AND LIABILITIES

4.1	IAE warrants to Spirit that, at the time of delivery to Spirit, the Supplies delivered will be free of defects in material and manufacture, and will conform to applicable specifications and the rules and regulations of the Certification Authority. IAE’s liability and Spirit’s remedies under this warranty are limited to the repair or replacement, at IAE’s election, of Supplies or parts thereof returned to IAE at the factory of manufacture which are shown to IAE’s reasonable satisfaction to have been defective; provided, that written notice of the defect shall have been given by Spirit to IAE within ninety (90) days after the first operation or use of the Supplies (or if the Supplies are installed in Spirit Aircraft, within ninety (90) days after acceptance of such Aircraft by its operator) but in no event later than one (1) year (except in the case of tools which shall be two (2) years unless otherwise limited by the tool manufacturer’s warranty) after the date of delivery of such Supplies by IAE. Transportation charges for the return of Supplies to IAE pursuant to this Clause 4.1 and their reshipment to Spirit and the risk of loss thereof will be borne by IAE only if the Supplies are returned in accordance with written shipping instructions from IAE and continued by IAE acting reasonably to have been defective at the time of delivery to Spirit.

4.2	In addition, IAE grants and Spirit accepts the following:

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

The Service Policies, Warranties and Guarantees referred to in this Clause 4.2 are hereinafter called the “Warranties”. The above Service Policies, Warranties and Guarantees together form Exhibit D to this Contract.

4.3	The parties agree that those of the Warranties set out in Clauses 4.2.1 and 4.2.2 above shall apply to any equipment specified in those Warranties, which are manufactured, supplied or inspected by IAE howsoever and whenever (whether before, on or after the date first above written) acquired by Spirit from whatsoever source including but not limited to any V2500 aero engines and any associated equipment therefor, and any parts for such engines and associated equipment which form part of any Aircraft.

4.4	The Warranties are personal to Spirit and the obligations of IAE thereunder shall only apply insofar as Spirit owns and operates the Supplies covered thereunder. Notwithstanding the foregoing, Spirit shall have the right to assign its rights under (i) the V2500 Engine and Parts Service Policy, (ii) the V2500 Nacelle and Parts Service Policy and (iii) the Non-Installation Items Warranty to any person or entity in connection with any leasing, subleasing, financing or re-financing arrangement or to any Affiliate, with IAE’s consent, not to be unreasonably withheld or delayed. Spirit must at all times continue to be the operator and/ or owner of such Engines. The actual terms of any assignment will be agreed by Spirit and IAE. Any assignment made in violation of this Clause 4.4 or if Spirit ceases to operate or own the Engines shall cause any such assignment to be null and void. “Affiliate” shall mean, as applied to any person or entity, any other person or entity directly or indirectly controlled by, controlling or under common control with such person or entity.

4.5	Spirit shall inform any entity to whom it intends to sell, lease, loan or otherwise dispose of any of the Supplies or equipment referred to in Clause 4.3 above that such entity may request from IAE a direct warranty agreement incorporating those of the Warranties set out in Clauses 4.2.1 and 4.2.2. Spirit shall also use its reasonable endeavors to ensure that such entity shall enter into a direct warranty agreement with IAE prior to delivery of any of the Supplies or such equipment to such entity.

4.6	IAE and Spirit agree that the intent of the Warranties provided in Clause 4.2 is to provide specified benefits or remedies to Spirit as a result of specified events. It is not the intent, however, to duplicate benefits or remedies provided to Spirit by IAE or another source (e.g., another equipment manufacturer or lessor) as a result of the same event or cause. Therefore, notwithstanding the terms of the Warranties, Spirit agrees that it shall not be eligible to receive benefits or remedies from IAE if it stands to receive or has received duplicate benefits or remedies from IAE or another source as a result of the same event or cause. Furthermore, in no event shall IAE be required to provide duplicate benefits to Spirit and any other party such as a leasing company as a result of the same event or cause.

4.7

Spirit accepts that the Warranties granted to Spirit under Clauses 4.1, 4.2 and 4.3 above together with the express remedies provided to Spirit in respect of the Supplies in accordance with this Contract are expressly in lieu of, and Spirit hereby waives, all other remedies, conditions and warranties, expressed or implied including without limitation,

ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, and all other obligations and liabilities whatsoever of IAE and of its shareholders whether in contract or in tort or otherwise for any defect, deficiency, failure, malfunctioning or failure to function of any item of the Supplies or of the equipment referred to in Clause 4.3 above, howsoever and whenever acquired by Spirit from whatever sources. Spirit agrees that neither IAE nor any of its shareholders shall be liable to Spirit upon any claim therefore or upon any claim howsoever arising out of the manufacture or supply or inspection by IAE or any of its shareholders of any item of the Supplies or of such equipment or any other item of whatever nature, whether in contract or in tort or otherwise, except as expressly provided in the Warranties described herein.

4.8	IAE and Spirit agree that this Clause 4 has been the subject of discussion and negotiation, is fully understood by the parties and the price of the Supplies and other mutual agreements of the parties set forth in this Contract are arrived at in consideration of:

4.8.1	the express Warranties of IAE and Spirit’s rights thereunder; and

4.8.2	the exclusions, waivers and limitations set forth in Clause 4.7 above.

CLAUSE 5 PRODUCT SUPPORT SERVICES

5.1	IAE will make available to Spirit the Product Support Services described in Exhibit C to this Contract. Except when identified in such Exhibit C as being at additional cost or as requiring separate contractual arrangements, such Product Support Services shall be supplied at no additional charge to Spirit and subject to the provisions of this Contract. IAE may delegate the performance of product support services to an affiliated company or any of IAE’s shareholders.

5.2	Spirit will provide to any IAE customer support representative(s) working at its facility, free of charge:

(a)	reasonable, secure office accommodation including furniture and office equipment;

(b)	access to telephone, facsimile and secretarial services; and

(c)	access to such first-aid and emergency assistance as is customarily provided to Spirit’s own employees;

(d)	reasonable airfare, accommodations, and subsistence during any period in which the customer support representative(s) is required by Spirit to travel away from such customer support representative(s)’ normal location at Spirit.

Spirit further agrees and acknowledges that such customer support representatives shall at all times remain employees of IAE and shall, in such capacity, be entitled to reasonable working benefits such as leaves of absence, sick days and holidays as are paid for and granted by IAE to its employees. However, such leaves shall not interfere with IAE’s provision of the Product Support Services to Spirit, and should any leave for a customer support representative extend beyond forty-five (45) days IAE agrees to provide a substitute representative to ensure continuity of service. Notwithstanding the foregoing, at no time shall any IAE customer support representative be considered an employee or independent contractor of Spirit.

CLAUSE 6 MISCELLANEOUS

6.1	Delay in Delivery

6.1.1	If IAE is hindered or prevented from performing any obligation hereunder including but not limited to delivering any of the Supplies within the time for delivery specified in this Contract (as such time may be extended pursuant to the provisions of this Contract) by reason of:

6.1.1.1	any cause beyond the reasonable control of IAE, or

6.1.1.2	fires, industrial disputes or introduction of modifications required by the Certification Authority

(any such delay an “Excusable Delay”) the time for delivery shall be extended by a period equal to the period for which delivery shall have been so hindered or prevented, and IAE shall not be under any liability whatsoever in respect of such delay.

6.1.2	If, by reason of any of the Excusable Delays embraced by Clause 6.1.1 above, IAE is hindered or prevented from delivering any goods (which are the same as and include the Supplies) to purchasers (including Spirit) then IAE shall have the right to allocate in good faith such goods, as they become available, at its own discretion among all such purchasers and IAE shall not be under any liability whatsoever to Spirit for delay in delivery to Spirit resulting from such allocation by IAE and the time for delivery shall be extended by a period equal to the delay resulting from such allocation by IAE. Notwithstanding the foregoing, should the delivery to Spirit of any Installation Item be delayed more than ***** due to an Excusable Delay, Spirit may terminate the order with respect to the affected Installation Item by giving prior written notice to IAE. Upon receipt of such notice, both Spirit and IAE shall be free from any obligations in respect of such Installation Item except that IAE shall refund to Spirit any deposits made in respect of the purchase price of such Installation Item.

6.1.3	Should IAE inexcusably delay performance of any obligation hereunder including but not limited to delivery of any item of the Supplies beyond the time for delivery specified in this Contract (as such time may be extended pursuant to the provisions of this Contract), then in respect of the first ***** months of such delay, IAE shall not be under any liability whatsoever and thereafter in respect of any further delay in delivery the damages recoverable by Spirit from IAE as

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Spirit’s sole remedy shall be its reasonable actual damages in an amount not to exceed ***** of the purchase price of the item of Supplies so delayed in respect of each month of such further delay (and pro rata for any period of less than one month) subject to an overall maximum of ***** of the purchase price of the item of the Supplies so delayed.

6.1.4	The right of Spirit to claim damages shall be conditional upon Spirit:

(i)	notifying IAE of the existence of its claim in writing within sixty (60) days from the Claim Start Date, and

(ii)	submitting a written claim therefore within ninety (90) days from the Claim Start Date.

The “Claim Start Date” shall be the date on which IAE notifies Spirit that the item of the Supplies so delayed is ready for delivery, or from the date on which Spirit exercises the right of cancellation in respect of such item conferred in accordance with Clause 6.1.5 below, whichever date shall first occur.

6.1.5	Should IAE inexcusably delay performance of any obligation hereunder including but not limited to delivery of any item of the Supplies beyond ***** from the time for delivery specified in this Contract (as such time may be modified pursuant to the provisions of the Aircraft Purchase Agreement, or any of the ILFC Leases or leases for the Additional Leased Aircraft, as applicable and as notified to IAE) then, in addition to the right of Spirit under Clause 6.1.3, Spirit shall be entitled to terminate the order with respect to the affected item on giving IAE notice in writing. Upon receipt of such notice both Spirit and IAE shall be free from any obligation in respect of such item except that IAE shall refund to Spirit any deposits made in respect of the purchase price of such item of the Supplies.

6.2	Patents

6.2.1	IAE shall, subject to the conditions set out in this Clause and as the sole liability of IAE in respect of any claims for infringement of industrial property rights, indemnify and hold Spirit harmless from and against any damages, costs and expenses including legal costs resulting from any claim that the use of any of the Supplies by Spirit within any country to which at the date of such claim the benefits of Article 27 of the Convention on International Civil Aviation of 7th December 1944 (The Chicago Convention) or the International Convention for the Protection of Industrial Property of March 20, 1883 (the Paris Convention) apply, infringes any patent, design, or model duly granted or registered provided, however, that IAE shall not be liable to Spirit for any consequential damage or any loss of use of the Supplies or of the Aircraft in which the Supplies may be incorporated arising as a result directly or indirectly of any such claim.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

6.2.2	Spirit will give prompt notice in writing to IAE of any such claim whereupon IAE shall have the right at its own expense to assume the defense of or to dispose of or to settle such claim in its sole reasonable discretion and Spirit will give IAE all reasonable assistance and will not by any act or omission directly or indirectly prejudice IAE in this connection. IAE shall reimburse Spirit for its reasonable expenses incurred in providing any such assistance.

6.2.3	IAE shall have the right to substitute for any allegedly infringing Supplies substantially equivalent non-infringing supplies.

6.2.4	Should Spirit be prevented from using any of the Supplies due to a claim of infringement of property rights by valid judgment or by settlement between Spirit, IAE and the claimant IAE will, at its expense as soon as possible but in no event more than ninety (90) days from the date of entry of such judgment or settlement either (a) obtain for Spirit the right to use the respective Supply or Supplies free of charge or (b) replace the respective Supply or Supplies with a substantially equivalent non-infringing substitute, if available.

6.2.5	The indemnity contained in Clause 6.2.1 above shall not apply to claims for infringement in respect of (i) Supplies manufactured to the specific design instructions of Spirit; (ii) Supplies not of IAE design (but IAE shall in the event of any claim for infringement pass on to Spirit so far as it has the right to do so the benefits of any indemnity given to IAE by the designer, manufacturer or supplier of such Supplies); (iii) the manner or method in which any of the Supplies is installed in the Aircraft; or (iv) any combination of any of the Supplies with any item or items other than Supplies.

6.3	Credit Reimbursement and Assignment.

6.3.1	If Spirit does not take delivery of the Purchased Aircraft (each Purchased Aircraft, a “Firm Item”) then, without prejudice to IAE’s other rights and remedies under the Contract or otherwise, the value of each and every credit, benefit and other concession received by Spirit pursuant to the Contract (including all Side Letters and amendments thereto) or from IAE via the Aircraft Manufacturer will be adjusted to pro-rata amounts, based on the ratio of the number of Firm Items purchased in accordance with the schedules described in Exhibit B-1 to the Contract to the total number of Firm Items scheduled to have been so purchased. So, for example, if IAE is to issue credits on delivery of each Finn Item and Spirit takes delivery of only half the total number of such Firm Items (whether or not with the consent of the Aircraft Manufacturer) the value of each credit to be issued on the Firm Items actually taken and all other credits (if any) will be reduced by half. Following such adjustment, Spirit will promptly reimburse IAE in an amount equal to *****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

6.3.2	Right of Setoff

IAE shall have the right to set off credits from time to time made available by IAE under the Contract either directly to Spirit (or its affiliates) or via the Aircraft Manufacturer or its affiliates, in respect of the failure by Spirit (or its affiliates), after the expiration of any applicable grace period, to cure any payment default under (a) the Contract or (b) any IAE financing agreement with Spirit for the Aircraft.

6.4	Non-Disclosure and Non-Use

6.4.1	Subject to Clause 6.4.3 below and any legal or governmental requirements of disclosure, each party agrees not to disclose to any third party (other than the disclosing party’s professional advisers who agree to abide in advance by the non-disclosure requirements set forth in this Clause 6.4) any Information which it acquires directly or indirectly from the other party and agrees not to use the same other than for the purpose for which it was disclosed without the written approval of the non-disclosing party. The expression “Information” in this Clause 6.4.1 includes but is not limited to all oral or written information, data, reports, drawings and specifications, and all provisions of this Contract.

6.4.2	Each party shall be responsible for the observance of the provisions of Clause 6.4.1 above by its employees.

6.4.3	The provisions of Clause 6.4.1 above shall not apply to information which is or becomes generally known in the aero engine industry nor shall the provisions of Clause 6.4.1 above prevent any necessary disclosure of information to enable either party to operate, maintain or overhaul Supplies.

6.4.4	Each party shall be responsible for obtaining its own respective required authorizations including any export licenses, import licenses, exchange permits or any other governmental authorizations required in connection with the transactions contemplated under this Contract. Each party shall restrict disclosure of all information and data furnished under this Contract in obtaining such licenses, permits, or authorizations. Each party shall only ship the Supplies and information and data furnished under this Contract to those destinations permitted under such licenses, permits, or authorizations

6.4.5	In the event that any of the Information as described in Clause 6.4.1 is required to be disclosed by either party through a valid governmental, judicial or regulatory agency order, the disclosing party agrees to advise the other in writing of the need for disclosure and to limit the disclosure to only those portions of the Information specifically required to be disclosed by such order, and to maintain the confidentiality of as much of the Information as legally possible.

6.5	Taxes

6.5.1	Subject to Clause 6.5.2 below, IAE shall pay all imposts, duties, fees, taxes and other like charges levied by the governments of the United Kingdom, the United

States of America, the Federal Republic of Germany, and Japan or any agency thereof in connection with the Supplies assessed or accrued prior to their delivery to Spirit.

6.5.2	All amounts stated to be payable by Spirit pursuant to this Contract exclude any value added tax, sales tax or taxes on turnover or other similar tax. In the event that the supply of goods or services under this Contract is chargeable to any value added tax, sales tax or other similar tax, such tax will be borne by Spirit. To ensure so far as possible that Spirit is not charged with European Community value added tax (“VAT”), Spirit will within 30 days of signature hereof, inform IAE of its VAT Code (if any) for inclusion on IAE’s invoices.

6.5.3	Spirit shall pay all other imposts, duties, fees, taxes and other like charges by whomsoever levied.

6.5.4	Notwithstanding the foregoing, Spirit shall have no liability to IAE for any tax or taxes levied on IAE in connection with its gross income, or any franchise, turn-over or other similar tax or any tax levied on IAE relating to its business activities generally and not specifically arising out of or in connection with the transactions contemplated hereby.

6.5.5	In addition to the foregoing, IAE agrees to cooperate with Spirit in order to minimize the impact of any tax liability arising from the transactions hereunder.

6.6	Amendment

This Contract shall not be amended in any way other than by written agreement by the parties on or after the date of this Contract, which agreement is expressly stated to amend this Contract.

6.7	Assignment

Except as provided under Clauses 4.4 and 4.5 above, neither party may assign any of its rights or obligations hereunder without the written consent of the other party (except that IAE may assign its rights to receive money hereunder or its rights and obligations, or a portion thereof, to any wholly owned subsidiary of IAE or to any of IAE’ s shareholders. In the event that IAE assigns its rights and obligations to a wholly owned subsidiary, or shareholder, IAE shall remain responsible to remedy any non-performance). Any assignment made in violation of this Clause 6.7 shall be null and void.

6.8	Exhibits

In the event of any unresolved conflict or discrepancy between the Exhibits (which are hereby expressly made a part of this Contract) and Clauses of this Contract then the Clauses shall prevail.

6.9	Headings

The Clause headings and the Index do not form a part of this Contract and shall not govern or affect the interpretation of this Contract.

6.10	Law

This Contract shall be subject to and interpreted and construed in accordance with the laws of the State of Connecticut, United States of America (excluding its conflicts of law provisions). The parties agree to exclude the application of the United Nations Convention on Contracts for the International Sale of Goods (1980).

6.11	Notices

Any notice to be served pursuant to this Contract shall be in the English language and is to be sent by certified mail, recognized international carrier or facsimile (with confirmation copy by any of the other means) to:

In the case of IAE:

IAE International Aero Engines AG

400 Main Street, M/S 121-10,

East Hartford, Connecticut 06108, USA

Facsimile No. 860-565-5220

Attention: Chief Legal Officer and Company Secretary

In the case of Spirit:

Spirit Airlines Inc.

2800 Executive Way

Miramar, Florida 33025

Facsimile No. (954) 447-7854

Attention: Legal Department

or in each case to such other place of business as may be notified from time to time by the receiving party.

6.12	Exclusion of Other Provisions and Previous Understandings

6.12.1	This Contract, together with any Side Letters thereto, the Fleet Hour Agreement and the Standard Terms of Business for Lease of V2500 Engines Between IAE International Aero Engines AG and Spirit Airlines, Inc., contains the only agreement between IAE and Spirit governing the sale and purchase of the Supplies and shall apply to the exclusion of any other provisions on or attached to or otherwise forming part of any order form to IAE from Spirit, or any acknowledgment or acceptance to Spirit by IAE, or of any other document which may be issued by either party to the other relating to the sale and purchase of the Supplies.

6.12.2	The parties agree that neither of them have placed any reliance whatsoever on any representations, agreements, statements or understandings made prior to the signature of this Contract, whether orally or in writing, relating to the Supplies, other than those expressly incorporated in this Contract, which has been negotiated on the basis that its provisions represent their entire agreement solely between IAE and Spirit relating to the Supplies and shall supersede all such representations, agreements, statements and understandings.

6.13	Conditions Precedent

During the term of this Contract, the obligations of IAE to provide, or cause to be provided Supplies or any other benefits to Spirit pursuant to the terms hereof, shall be subject to the non-existence of any of the following events on the date when such Supplies or benefits become due, and should any such event then exist IAE shall be under no obligation to provide, or cause to be provided any Supplies or any other benefits to Spirit:

(a)	A continuing event of default (taking into account any applicable grace period) by Spirit in (x) the payment of any amount under the Contract (including any exhibits and letter agreements thereto), ***** or

(b)	Any event that is a Termination Event or would be a Termination Event, but for lapse of time, shall have occurred.

6.14	Termination Events

(a)	Any of the following shall constitute a “Termination Event” under this Contract:

(i)	Spirit commences any case, proceeding or other action with respect to Spirit or its property in any jurisdiction relating to bankruptcy, insolvency, reorganization, dissolution, liquidation, winding-up, or relief from, or with respect to, or readjustment of, debts or obligations;

(ii)	Spirit seeks the appointment of a receiver, trustee, custodian or other similar official for Spirit for all or substantially all of its assets, or Spirit makes a general assignment for the benefit of its creditors;

(iii)	Spirit otherwise becomes the object of any case, proceeding or action of the type referred to in the preceding clauses (i) or (ii) which remains unstayed, undismissed or undischarged for a period of sixty (60) days;

(iv)	An action is commenced against Spirit seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which remains unstayed, undismissed or undischarged for a period of sixty (60) days;

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(v)	A continuing event of default (taking into account any applicable grace period) by Spirit on any payment of principal or interest on any indebtedness hereunder or in the payment of any guarantee obligation hereunder *****

(vi)	Failure to take the Aircraft in accordance with the delivery schedule attached hereto, subject to any rescheduling rights granted by IAE, if any.

In the event of the occurrence of a Termination Event, Spirit shall be deemed to be in material breach of this Contract, and IAE shall at its option have the right to resort to any remedy under applicable law, including, without limitation, the right by written notice, effective immediately, to terminate this Contract; provided that, no such notice need be delivered, and this Contract shall automatically terminate upon the occurrence of a Termination Event specified in sub-Clause (i),(ii) or (iii).

(b) Spirit shall have the option, at its sole discretion, to terminate this Contract in whole or in part, upon the occurrence of any of the following events:

(i)	IAE commences any case, proceeding or other action with respect to IAE or its property in any jurisdiction relating to bankruptcy, insolvency, reorganization, dissolution, liquidation, winding-up, or relief from, or with respect to, or readjustment of, debts or obligations;

(ii)	IAE seeks the appointment of a receiver, trustee, custodian or other similar official for IAE for all or substantially all of its assets, or IAE makes a general assignment for the benefit of its creditors;

(iii)	IAE otherwise becomes the object of any case, proceeding or action of the type referred to in the preceding clauses (i) or (ii) which remains unstayed, undismissed or undischarged for a period of sixty (60) days;

(iv)	An action is commenced against IAE seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which remains unstayed, undismissed or undischarged for a period of sixty (60) days;

(v)	A continuing event of default (taking into account any applicable grace period) by IAE on any payment of principal or interest on any indebtedness hereunder or in the payment of any guarantee obligation hereunder *****

6.15	No Construction Against Drafter

This Contract has been the subject of detailed negotiation between the parties. If an ambiguity or question of intent arises with respect to any provision of this Contract, this Contract will be construed as if drafted jointly by IAE and Spirit and no presumption or burden of proof will arise favoring or disfavoring either party by virtue of authorship of any of the provisions of this Contract.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF the parties hereto have caused this Contract to be signed on their behalf by the hands of their authorized officers the day and year first before written:

For IAE INTERNATIONAL AERO ENGINES AG	By:	/s/ Randy L Nason
	Its:	Director & GM Customer Business

For SPIRIT AIRLINES, INC.	By:	/s/ John R. Severson
	Its:	EVP & CFO

EXHIBIT A

EXHIBIT A-1

V2500 TURBOFAN ENGINE MODEL SPECIFICATION

FAA Commercial Type Certificate E4ONE	Model V2524 -A5
Spec. No. IAE S24A5/2

SEA LEVEL STATIC RATINGS

(See General Notes)

Net Thrust lb

Take-off Rating (5 min)	24,480
Maximum Continuous Rating	19,200

DESCRIPTION

Type - Dual rotor, axial flow, high bypass turbofan, single-stage fan, four-stage low compressor, ten-stage high pressure compressor, annular combustor, two-stage high pressure turbine, five-stage low pressure turbine.

Installation Drawing No. 4W6199. The Engine Installation Drawing shows the Engine envelope and provides dimensions and data for the engine installation interfaces.

FUEL AND OIL

Fuel - Specification:	MIL-T-5624, MIL-T-83133 or ASTM-D-1655
Oil - Specification:	MIL-L-23699 Type II
Oil Consumption:	Maximum (as measured over a 10-hour period) 0.15 U.S. gal/hr

STANDARD EQUIPMENT

(Included in Engine Price)

FUEL SYSTEM AND CONTROL SYSTEM COMPRISING:

LP/HP Fuel Pump, Fuel Filter Element, Fuel Temperature Sensor, Fuel Diverter/Back to Tank Valve, Fuel Distribution Valve, P2T2 Probe, Relay Box, Electronic Engine Control, Dedicated Generator, P4.9 Sensors and Manifold, Woodward Governor Company Fuel Metering Unit, Fuel Supply Pipe.

IGNITION SYSTEM COMPRISING:

Ignition Exciter, Igniter Plug, Ignition Lead (2 each).

AIR SYSTEM COMPRISING:

No. 4 Bearing Compartment Heat Exchanger, HP/LP Active Clearance Control Valve, Active Clearance Control Valve Actuator, LP Compressor Bleed Valve Master Actuator, LP Compressor Bleed Valve Slave Actuator, Variable Stator Vane Actuator, HP Compressor Bleed Valves, HP Compressor Bleed Valve Solenoids.

ENGINE INDICATING SYSTEM COMPRISING:

Exhaust Gas Temperature (EGT) Thermocouples, EGT Harness and Junction Box.

OIL SYSTEM COMPRISING:

Oil Tank, Air Cooled Oil Cooler, Fuel Cooled Oil Cooler, Pressure Oil Filter Element, Air Cooled Oil Cooler Modulating Valve, Scavenge Oil Filter Housing Assembly and Element, No. 4 Bearing Compartment Scavenge Valve, No. 4 Bearing Scavenge Pressure Transducer, IDG Fuel Cooled Oil Cooler.

MISCELLANEOUS:

Electrical EEC Harnesses - Fan and Core, Nose Spinner, PART - Drains, If Intertwined With Engine parts, Airframe Accessory Mounting Pads and Drives, PART - Brackets on Working Flanges for attachment of Aircraft Equipment and EBU, PART - IDG Piping, where Intertwined with Engine Parts - Enhanced Engine Condition Monitoring Instrumentation.

ADDITIONAL EQUIPMENT

Available at Increased Price

Engine Storage Bag

Engine Transportation Stand

Items of ADDITIONAL EQUIPMENT should be ordered at the time of engine procurement in order to assure availability of this equipment at the time of engine shipment.

GENERAL NOTES

The specified Sea Level Static Ratings are ideal and are based on U.S. Standard Atmosphere 1962 conditions, the specified fuel and oil, an ideal inlet pressure recovery, no fan or compressor air bleed or load on accessory drives, a mixed exhaust system having no internal pressure losses and with a mixed primary nozzle velocity coefficient equal to 1.0.

Take-off rating is the maximum thrust certified for take-off operation. Take-off thrust is available at and below ISA + 40°C (72°F) ambient temperatures.

Maximum Continuous Rating is the maximum thrust certified for continuous operation. The specified thrust is available at and below ISA + 10°C (18°F) ambient temperature.

Maximum Climb Rating is the maximum thrust approved for normal climb operation.

Maximum Cruise Rating is the maximum thrust approved for normal cruise operation.

Unless otherwise specified, engines will be supplied with the STANDARD EQUIPMENT listed.

EXHIBIT A-2

V2500 TURBOFAN ENGINE MODEL SPECIFICATION

FAA Commercial Type Certificate E4ONE	Model V2527 - A5
Spec. No. IAE S27A5/2

SEA LEVEL STATIC RATINGS

(See General Notes)

Net Thrust lb

Take-off Rating (5 min)	24,800
Maximum Continuous Rating	22,240

DESCRIPTION

Type - Dual rotor, axial flow, high bypass turbofan, single-stage fan, four-stage low compressor, ten-stage high pressure compressor, annular combustor, two-stage high pressure turbine, five-stage low pressure turbine.

Installation Drawing No. 4W6199. The Engine Installation Drawing shows the Engine envelope and provides dimensions and data for the engine installation interfaces.

FUEL AND OIL

Fuel - Specification:	MIL-T-5624, MIL-T-83133 or ASTM-D-1655
Oil - Specification:	MIL-L-23699 Type II
Oil Consumption:	Maximum (as measured over a 10-hour period) 0.15 U.S. gal/hr

STANDARD EQUIPMENT

(Included in Engine Price)

FUEL SYSTEM AND CONTROL SYSTEM COMPRISING:

LP/HP Fuel Pump, Fuel Filter Element, Fuel Temperature Sensor, Fuel Diverter/Back to Tank Valve, Fuel Distribution Valve, P2T2 Probe, Relay Box, Electronic Engine Control, Dedicated Generator, P4.9 Sensors and Manifold, Woodward Governor Company Fuel Metering Unit, Fuel Supply Pipe.

IGNITION SYSTEM COMPRISING:

Ignition Exciter, Igniter Plug, Ignition Lead (2 each).

AIR SYSTEM COMPRISING:

No. 4 Bearing Compartment Heat Exchanger, HP/LP Active Clearance Control Valve, Active Clearance Control Valve Actuator,LP Compressor Bleed Valve Master Actuator, LP Compressor Bleed Valve Slave Actuator, Variable Stator Vane Actuator, HP Compressor Bleed Valves, HP Compressor Bleed Valve Solenoids.

ENGINE INDICATING SYSTEM COMPRISING:

Exhaust Gas Temperature (EGT) Thermocouples, EGT Harness and Junction Box.

OIL SYSTEM COMPRISING:

Oil Tank, Air Cooled Oil Cooler, Fuel Cooled Oil Cooler, Pressure Oil Filter Element, Air Cooled Oil Cooler Modulating Valve, Scavenge Oil Filter Housing Assembly and Element, No. 4 Bearing Compartment Scavenge Valve, No. 4 Bearing Scavenge Pressure Transducer, IDG Fuel Cooled Oil Cooler.

MISCELLANEOUS:

Electrical EEC Harnesses - Fan and Core, Nose Spinner, PART - Drains, If Intertwined With Engine parts, Airframe Accessory Mounting Pads and Drives, PART - Brackets on Working Flanges for attachment of Aircraft Equipment and EBU, PART - IDG Piping, where Intertwined with Engine Parts- Enhanced Engine Condition Monitoring Instrumentation.

ADDITIONAL EQUIPMENT

Available at Increased Price

Engine Storage Bag

Engine Transportation Stand

Items of ADDITIONAL EQUIPMENT should be ordered at the time of engine procurement in order to assure availability of this equipment at the time of engine shipment.

GENERAL NOTES

The specified Sea Level Static Ratings are ideal and are based on U.S. Standard Atmosphere 1962 conditions, the specified fuel and oil, an ideal inlet pressure recovery, no fan or compressor air bleed or load on accessory drives, a mixed exhaust system having no internal pressure losses and with a mixed primary nozzle velocity coefficient equal to 1.0.

Take-off rating is the maximum thrust certified for take-off operation. Take-off thrust is available at and below ISA + 31°C (56°F) ambient temperatures.

Maximum Continuous Rating is the maximum thrust certified for continuous operation. The specified thrust is available at and below ISA + 10°C (18°F) ambient temperature.

Maximum Climb Rating is the maximum thrust approved for normal climb operation.

Maximum Cruise Rating is the maximum thrust approved for normal cruise operation.

Unless otherwise specified, engines will be supplied with the STANDARD EQUIPMENT listed.

EXHIBIT A-3

V2500 TURBOFAN ENGINE MODEL SPECIFICATION

FAA Commercial Type Certificate E4ONE	Model V2533 - A5
Spec. No. IAE S33A5/2

SEA LEVEL STATIC RATINGS

(See General Notes)

Net Thrust lb

Take-off Rating (5 min)	31,600
Maximum Continuous Rating	26,950

DESCRIPTION

Type - Dual rotor, axial flow, high bypass turbofan, single-stage fan, four-stage low compressor, ten-stage high pressure compressor, annular combustor, two-stage high pressure turbine, five-stage low pressure turbine.

Installation Drawing No. 4W6199. The Engine Installation Drawing shows the Engine envelope and provides dimensions and data for the engine installation interfaces.

FUEL AND OIL

Fuel - Specification:	MIL-T-5624, MIL-T-83133 or ASTM-D-1655
Oil - Specification:	MIL-L-23699 Type II
Oil Consumption:	Maximum (as measured over a 10-hour period) 0.15 U.S. gal/hr

STANDARD EQUIPMENT

(Included in Engine Price)

FUEL SYSTEM AND CONTROL SYSTEM COMPRISING:

LP/HP Fuel Pump, Fuel Filter Element, Fuel Temperature Sensor, Fuel Diverter/Back to Tank Valve, Fuel Distribution Valve, P2T2 Probe, Relay Box, Electronic Engine Control, Dedicated Generator, P4.9 Sensors and Manifold, Woodward Governor Company Fuel Metering Unit, Fuel Supply Pipe.

IGNITION SYSTEM COMPRISING:

Ignition Exciter, Igniter Plug, Ignition Lead (2 each).

AIR SYSTEM COMPRISING:

No. 4 Bearing Compartment Heat Exchanger, HP/LP Active Clearance Control Valve, Active Clearance Control Valve Actuator, LP Compressor Bleed Valve Master Actuator, LP Compressor Bleed Valve Slave Actuator, Variable Stator Vane Actuator, HP Compressor Bleed Valves, HP Compressor Bleed Valve Solenoids.

ENGINE INDICATING SYSTEM COMPRISING:

Exhaust Gas Temperature (EGT) Thermocouples, EGT Harness and Junction Box.

OIL SYSTEM COMPRISING:

Oil Tank, Air Cooled Oil Cooler, Fuel Cooled Oil Cooler, Pressure Oil Filter Element, Air Cooled Oil Cooler Modulating Valve, Scavenge Oil Filter Housing Assembly and Element, No. 4 Bearing Compartment Scavenge Valve, No. 4 Bearing Scavenge Pressure Transducer, IDG Fuel Cooled Oil Cooler.

MISCELLANEOUS:

Electrical EEC Harnesses - Fan and Core, Nose Spinner, PART - Drains, If Intertwined With Engine parts, Airframe Accessory Mounting Pads and Drives, PART - Brackets on Working Flanges for attachment of Aircraft Equipment and EBU, PART - IDG Piping, where Intertwined with Engine Parts - Enhanced Engine Condition Monitoring Instrumentation.

ADDITIONAL EQUIPMENT

Available at Increased Price

Engine Storage Bag

Engine Transportation Stand

Items of ADDITIONAL EQUIPMENT should be ordered at the time of engine procurement in order to assure availability of this equipment at the time of engine shipment.

GENERAL NOTES

The specified Sea Level Static Ratings are ideal and are based on U.S. Standard Atmosphere 1962 conditions, the specified fuel and oil, an ideal inlet pressure recovery, no fan or compressor air bleed or load on accessory drives, a mixed exhaust system having no internal pressure losses and with a mixed primary nozzle velocity coefficient equal to 1.0.

Take-off rating is the maximum thrust certified for take-off operation. Take-off thrust is available at and below ISA + 15°C (27°F) ambient temperatures.

Maximum Continuous Rating is the maximum thrust certified for continuous operation. The specified thrust is available at and below ISA + 10°C (18°F) ambient temperature.

Maximum Climb Rating is the maximum thrust approved for normal climb operation.

Maximum Cruise Rating is the maximum thrust approved for normal cruise operation.

Unless otherwise specified, engines will be supplied with the STANDARD EQUIPMENT listed.

EXHIBIT B

SCHEDULES

SPIRIT DELIVERY SCHEDULE

Exhibit B-1 Aircraft Engine Delivery Schedule

Exhibit B-2 Purchased Items, Price, Escalation Formula And Delivery

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

EXHIBIT B-1

AIRCRAFT DELIVERY SCHEDULE

ILFC Aircraft

Aircraft:

A/C Model	YEAR	MONTH
1. *****	*****	*****
2. *****	*****	*****
3. *****	*****	*****
4. *****	*****	*****
5. *****	*****	*****
6. *****	*****	*****
7. *****	*****	*****
8. *****	*****	*****

9. *****	*****	*****
10. *****	*****	*****
11. *****	*****	*****
12. *****	*****	*****
13. *****	*****	*****
14. *****	*****	*****

15. *****	*****	*****
16. *****	*****	*****
17. *****	*****	*****
18. *****	*****	*****
19. *****	*****	*****
20. *****	*****	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

***** Option Aircraft

Aircraft:

A/C Model	YEAR	QUARTER
1. *****	*****	*****
2. *****	*****	*****
3. *****	*****	*****
4. *****	*****	*****
5. *****	*****	*****
6. *****	*****	*****

7. *****	*****	*****
8. *****	*****	*****
9. *****	*****	*****
10. *****	*****	*****
11. *****	*****	*****
12. *****	*****	*****

13. *****	*****	*****
14. *****	*****	*****
15. *****	*****	*****
16. *****	*****	*****
17. *****	*****	*****
18. *****	*****	*****

19. *****	*****	*****
20. *****	*****	*****
21. *****	*****	*****
22. *****	*****	*****
23. *****	*****	*****
24. *****	*****	*****
25. *****	*****	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

Purchased Aircraft

Aircraft:

A/C Model	YEAR	MONTH
1. *****	*****	*****
2. *****	*****	*****
3. *****	*****	*****
4. *****	*****	*****

5. *****	*****	*****
6. *****	*****	*****
7. *****	*****	*****
8. *****	*****	*****
9. *****	*****	*****

10. *****	*****	*****
11. *****	*****	*****
12. *****	*****	*****
13. *****	*****	*****

14. *****	*****	*****
15. *****	*****	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

EXHIBIT B2

PURCHASED ITEMS, PRICE,

ESCALATION FORMULA AND DELIVERY

A.    PURCHASED ITEMS, PRICE:

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

EXHIBIT B-2 (Con’t)

IAE ESCALATION FORMULA

1.	Any unit base price or other sum expressed to be subject to escalation from a base month to a month of delivery or other date of determination in accordance with the IAE Escalation Formula will be subject to escalation in accordance with the following formula:

*****

The quarterly value published for the Employment Cost Index will be deemed to apply to each month of the quarter.

The Labor Ratio is the “Employment Cost Index (ECI) Wages and Salaries for Aircraft Manufacturing, SIC Code 3721” as published by the Bureau of Labor Statistics, U.S. Department of Labor for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the month of scheduled delivery; divided by the value of SIC Code 3721 for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the base month.

The Material Ratio is the “Producer Price Indexes, Industrial Commodities”, as published by the Bureau of Labor Statistics, U.S. Department of Labor, for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the month of scheduled delivery; divided by the value for Industrial Commodities for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the base month.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

2.	If the U.S. Department of Labor changes the base year for determination of the Index values as defined above or revises the methodology used for the determination of the values to be used to determine the CPI or, for any reason, has not released values needed to determine the CPI, IAE, in its sole discretion, shall select a substitute for such values from data published by the Bureau of Labor Statistics or otherwise make revisions to the escalation formula such that the escalation will as closely as possible approximate the result that would have been attained by continuing the use of the original escalation formula and values as they may have fluctuated during the applicable time period.

3.	The invoiced purchase price or final escalated sum, which in no event shall be less than the unit base price, shall be the final price or final escalated sum.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

EXHIBIT C

PRODUCT SUPPORT PLAN

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

PRODUCT SUPPORT

FOR THE

V2500 ENGINE

IAE INTERNATIONAL AERO ENGINES AG

Issue No. 7

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

TABLE OF CONTENTS

1.	INTRODUCTION		46

2.	CUSTOMER SUPPORT		47
	2.1	Customer Support Manager
	2.2	Customer Support Representatives
	2.3	Customer Training
	2.4	Engine Maintenance Management
	2.5	Operations Monitoring
	2.6	Special Programs

3.	BUSINESS SUPPORT		51
	3.1	Engine Warranty Services
	3.2	Maintenance Center Support
	3.3	Maintenance Facilities Planning Service
	3.4	Engine Reliability and Economic Forecasts
	3.5	Logistics Support Studies
	3.6	Lease Engine Program

4.	TECHNICAL SERVICES		54
	4.1	Technical Services
	4.2	Powerplant Maintenance
	4.3	Customer Performance
	4.4	Diagnostic Systems
	4.5	Human Factors
	4.6	Flight Operations
	4.7	Repair Services
	4.8	Tooling and Support Equipment Services
	4.9	Product Support Technical Publications

5.	SPARE PARTS		65
	5.1	Spare Parts Support

PRODUCT SUPPORT

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

1.0	INTRODUCTION

IAE International Aero Engines AG (IAE) will make the following support personnel and services available to Spirit (or sometimes referred to as the “Operator”): Flight Operations, Customer Performance, Customer Support Representatives, Customer Maintenance Support, Technical Services, Powerplant Maintenance, Service Data Analysis, Human Factors, Repair Services, Warranty Administration, Maintenance Facilities Planning, Tooling and Support Equipment Services, Product Support Technical Publications, Customer Training, Spare Parts Support and Maintenance Center Support. These services are provided ***** except as noted in the descriptions below, may be purchased from IAE.

To make these support services readily available to Spirit, in the most efficient manner, the Customer Support Group has been established and assigned primary responsibility within IAE for customer liaison. A Customer Support Manager is assigned to maintain direct liaison with Spirit. A description of the various product support services available to Spirit follows.

IAE reserves the right to withdraw or modify the services described herein at any time at its sole discretion. No such withdrawal or modification shall diminish the level of services and support which Spirit may be entitled to receive with respect to V2500 engines for which an order has been made with IAE or with respect to aircraft with installed V2500 engines for which a firm order has been placed with the aircraft manufacturer, prior to the announcement of any such withdrawal or modification.

All capitalized terms not defined herein shall have the definitions ascribed to them in the Contract.

PRODUCT SUPPORT

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

2.0	CUSTOMER SUPPORT

2.1	CUSTOMER SUPPORT MANAGER

The Customer Support Manager provides a direct liaison between Spirit’s Engineering, Maintenance, Operations, Logistics, Commercial and Financial organizations and the corresponding functions within IAE. The Customer Support Manager assigned to Spirit is responsible for coordinating and monitoring the effort of the Product Support Department functional organization to achieve timely and responsive support for the airline.

The Customer Support Manager shall provide the following specific services to Spirit:

-	Readiness Program and planning prior to entry into service (“EIS”)

-	Technical recommendations and information.

-	Engine Maintenance Management Plans

-	Refurbishment, Modification and Conversion program planning assistance.

-	Coordination of customer repair, maintenance and logistics requirements with the appropriate Product Support functional groups.

-	Assist with critical engine warranty/service policy claims.

The Customer Support Manager will represent Spirit in IAE internal discussions to ensure that the best interests of Spirit and IAE are considered when making recommendations to initiate a program, implement a change or improvement in the V2500 engine.

2.2	CUSTOMER SUPPORT REPRESENTATIVE(S)

IAE Customer Support Representative(s) shall provide the following services to Spirit:

-	24 Hour Support

-	Maintenance Action Recommendations

-	Daily Reporting on Engine Technical Situations

-	Training

-	Service Policy Preparation Assistance

-	Prompt Communication with IAE

2.2.1	Engine Maintenance Support Service:

Customer Support Representatives shall assist Spirit personnel in the necessary preparation for engine operation and maintenance. The Representative, teamed with a Customer Support Manager will work

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

closely with the Aircraft Manufacturer’s support team particularly during the initial period of aircraft operation. Representatives are in frequent contact with the IAE offices on technical matters. Information and guidance received from the home office shall be transmitted promptly to Spirit which will allow Spirit to share in all related industry experience.

The practice permits immediate use of the most effective procedures and avoidance of unsuccessful techniques. The IAE office contact ensures that IAE Representatives know, in detail, the latest and most effective engine maintenance procedures and equipment being used for maintenance and overhaul of V2500 engines. They shall offer technical information and recommendations to Spirit’s personnel on all aspects of maintenance, repair, assembly, balancing, testing, and spare parts support of IAE.

2.2.2	On The Job Training:

Customer Support Representatives will conduct on-the-job training for Spirit’s maintenance personnel. This training continues until the maintenance personnel have achieved the necessary level of proficiency. Training of new maintenance personnel will be conducted on a continuing basis.

2.2.3	Service Policy Administration:

Customer Support Representatives will provide administrative and technical assistance in the application of the IAE Engine and Parts Service Policy to ensure expeditious and accurate processing of Spirit’s claims.

2.3	Customer Training:

2.3.1	IAE Customer Training shall offer Spirit the following support:

-	Technical Training at Purpose Built Facilities

-	On-site Technical Training

-	Technical Training Consulting Service

-	Training Aids and Materials

2.3.2	Training Program:

The IAE Customer Training Center has an experienced full-time training staff which shall conduct formal training programs in English for Spirit’s maintenance, training and engineering personnel. The standard training programs are designed to prepare Spirit personnel, prior to the delivery of the first aircraft, to operate and maintain the installed engines. Standard courses in engine operation, line maintenance, modular maintenance, performance and trouble-shooting are also available throughout the

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

production life of the engine. The courses utilize the latest teaching technology, training aids and student handouts. IAE Customer Support will coordinate the scheduling of specific courses as required. The following is the curriculum of standard courses available. On-site technical training, technical training consulting services and customized courses shall be provided upon Spirit’s request and subject to separate contractual arrangements.

2.3.3	General V2500 Familiarization:

This two day course is designed for experienced gas turbine personnel who will be responsible for planning, provisioning and maintenance of the V2500 engine. This course is also designed to appropriately familiarize key staff, supervisory and operations planning personnel and flight crews. Discussions are concentrated in the following subject areas:

-	Engine construction features internal and external hardware.

-	Engine systems operation, major components accessibility for removal/replacement.

-	Operational procedures

-	Performance characteristics

-	Maintenance concepts, repair and replacement requirements and special tooling.

The course is normally conducted in preparation for fleet introductory discussions in the provisioning of spares and tooling, training and line maintenance areas to acquaint the customer with the engine, its systems, operations and procedures.

2.3.4	Line Maintenance and Troubleshooting:

This course is designed for key line maintenance and troubleshooting personnel who have not received previous formal training on the V2500 engine. The classroom phases provide the student with the information essential for timely completion of line maintenance activities and the procedures for effective troubleshooting and correction of malfunctions in the V2500 engine systems and the engine/airframe interfaces. Classroom and shop training are provided for in the following areas:

-	Engine Description

-	Systems Operation

-	Applied Performance

-	Ground Operations

-	Troubleshooting Procedures

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

-	Practical Phase Line Maintenance Tasks

Additional courses are available in Borescope utilization and Engine Conditioning Monitoring (ECM)

2.3.5	V2500 Familiarization and Modular Maintenance:

Provides experienced heavy maintenance personnel with engine modular disassembly and assembly training. The training is concentrated in the following subject areas:

-	Engine Description Overview

-	Engine Systems Overview

-	Heavy Maintenance Tasks *

*	Course duration and “hands-on” coverage are contingent on the availability of an engine and required tooling.

2.4	ENGINE MAINTENANCE MANAGEMENT

Planning documents, tailored for Spirit, are developed to serve as Engine Maintenance Management Program criteria and shall reflect the FAA requirements under which Spirit will operate. These are directed toward the objective of ensuring cost-effective operation with acceptable post-repair test performance, providing engine reliability to achieve maximum time between shop visits, and minimizing the adverse effects to operation of inflight shutdowns and delays/cancellations. Through the institution of specific maintenance recommendations, proper engine performance, durability, and hot section parts lives can be achieved.

2.4.1	Operations Monitoring:

The following information shall be available to Spirit from the IAE Product Information Process (IP) 2 Group:

2.4.2	Operation Experience Reports:

IAE maintains V2500 Service Data System (SDS) data base from which selected engine operations and reliability summary reports will be developed and made available on a scheduled basis to Spirit. Data reported by IAE Customer Support Representatives serve as input to this data base. This computerized data maintenance and retrieval system will permit:

-	A pooling and exchange of service experience for the benefit of the entire airline industry.

-	A common statistical base.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

-	The selective querying of computer data files for answers to customer inquiries.

In addition to providing operations, reliability and VIS reports, SDS serves in-house programs directed at improving engine design and enhancing overall customer support, including spare parts provisioning and warranty administration.

2.5	SPECIAL PROGRAMS

2.5.1	Engine Hardware Retrofit:

Engine Retrofits are carried out to provide modification of engine hardware configuration when required on delivered engines. This involves assisting in the marshaling of hardware, special tools, manpower and the scheduling of engine and material to modification sites.

2.5.2	Controlled Service Use Programs and Material:

IAE shall assume responsibility for the planning, sourcing, scheduling and delivery of controlled service use (to be defined in special contracts with Spirit, if any) material, warranty replacement material, service campaign material and program support material subject to the terms of special contracts with Spirit.

Urgent customer shipments, both inbound and outbound, are monitored, traced, routed and expedited as required. The receipt and movement of customer owned material returned to IAE is carefully controlled, thus assuring an accurate accounting at all times.

3.0	BUSINESS SUPPORT

The Business Support Group is dedicated to providing prompt and accurate assistance to Spirit. This Group shall provide the following categories of assistance and support to Spirit:

•	Engine Warranty Services

•	Maintenance Support

•	Lease Engine Program

•	Engine Reliability and Economic Forecasts

•	Logistic Support Studies

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

3.1	ENGINE WARRANTY SERVICES

Engine Warranty Services shall provide the following support for Spirit:

-	Prompt administration of claims concerning Engine Warranty, Service Policy, other support programs and Guarantee Plans.

-	Investigation of part condition and part failure.

- Material provisioning administration for Controlled Service Use programs and other material support.

3.1.1	Prompt Administration:

Spirit shall be assigned a Warranty Analyst whose job is to provide individual attention and obtain prompt and effective settlements of Warranty and Service Policy claims. Undisputed claims submitted with substantially all of the supporting documentation, as described in Clause 4 of the Contract or Exhibit D to the Contract, as applicable, shall be settled, including issuance of applicable credit memo, within thirty days of IAE’s receipt of such claims. Experience generated by much of the data derived from such claims often enables IAE to monitor trends in operating experience and to address and often eliminate potential problems.

3.1.2	Investigation and Reports:

Parts returned to IAE pursuant to the terms of the Service Policy shall be investigated in appropriate detail to analyze and evaluate part condition and cause of part failure. A report of findings is prepared and forwarded to Spirit and to all IAE departments involved. In the case of vendor parts, the vendor shall be promptly informed. Where relevant, reports will include recommendations to preclude repetition of the problem.

3.2	MAINTENANCE CENTER SUPPORT

IAE has arranged for the establishment of Maintenance Centers which are available to accomplish repairs, modifications and conversions, as well as the complete overhaul of the V2500 engine subject to IAE’s standard terms and conditions for such work.

Through the use of the IAE established Maintenance Centers and their capabilities, an operator can minimize or eliminate the need for investment in engine support areas depending on the level of maintenance the Operator elects the Maintenance Center to perform. Savings in specific engine support areas, such as spare parts inventory, maintenance and test tooling, support equipment and test facilities, can be demonstrated. Use of Maintenance Centers can also minimize the need for off-wing maintenance and test personnel with their associated overhead.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

3.3	MAINTENANCE FACILITIES PLANNING SERVICE

Maintenance Facilities Planning Service shall provide the following support to Spirit:

-	General Maintenance Facility Planning Publications

-	Customized Facility Plans

-	Maintenance Facility and Test Cell Planning Consultation Services

Maintenance Facilities Planning Service shall provide general and customized facility planning data and consultation services. Facility Planning Manuals for the V2500 engine will present the maintenance tasks, facility equipment and typical departments floor plans showing arrangement of equipment required to accomplish the tasks for all levels of maintenance. The Facility Equipment Manual is a catalog of standard facility equipment such as lathes, process tanks, hoists, cranes, etc., which is suitable for use in the maintenance and testing of IAE engines.

Customized facility planning services and consulting services shall be available to Spirit subject to separate contractual arrangements. Customized facility plans are developed to meet the requirements of customers’ specific fleet sizes, activities and growth plans. The plans identify floor space, facility equipment, utilities and manpower requirements. On-site surveys are conducted as a part of customized plan development to determine the adaptability of existing facilities and equipment for the desired maintenance program. These plans provide floor plan layouts to show recommended locations for work stations, major equipment, marshaling and storage areas, workflow patterns, and structural and utility requirements to accommodate all the engine models that are maintained in the customer’s shop. The Maintenance Facilities Planning Service also provides consultant services which are specifically related to the development of engine test cells, and the adaptation of existing maintenance facilities to accommodate expanding production requirements and/or new or additional IAE models.

3.4	ENGINE RELIABILITY AND ECONOMIC FORECASTS

Engine reliability and economic forecasts in the forms of predicted shop visit rates and maintenance costs can be provided to reflect Spirit’s operating characteristics. Additionally, various analyses can be conducted to establish life probability profiles of critical engine parts, and to determine optimum part configuration and engine operating procedures.

3.5	LOGISTICS SUPPORT STUDIES

As required, logistics studies are conducted to assist in the planning of engine operational support. Such studies may include spare engine and spare module requirements forecasts, level of maintenance analyses, engine type economic evaluations and life cycle cost estimates.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

3.6	LEASE ENGINE PROGRAM

An engine lease program will be made available to Spirit subject to the Standard Terms of Business for Lease of V2500 Engines Between IAE and Spirit and/or the FHA, as applicable. Pool spares will be stationed at mutually agreed locations to assure emergency protection against aircraft-on-ground (AOG) situations, to provide Spare Engine support in accordance with the FHA or to provide supplemental support during “zero spares” conditions. Lease engines offered to Spirit will be of a configuration and certification standard acceptable to Spirit.

4.0	TECHNICAL SERVICES

4.1	TECHNICAL SERVICES

The Technical Services Group shall provide the following categories of technical support to Spirit:

-	Technical Services

-	Powerplant Maintenance

-	Customer Performance

-	Diagnostic Systems

-	Human Factors

-	Flight Operations

-	Repair Services

-	Tooling and Support Equipment Services

-	Technical Publications

Technical Services is responsible for the overall technical support to Spirit. The following services shall be provided:

-	Technical Problem Identification/Corrective Action

-	Implementation

-	Technical Communication

-	Engine Conversion Program Definition and Management

-	Engine Upgrade and Commonality Studies

-	Engine Incident Investigation Assistance

Technical information supplied through IAE Customer Support Representatives, Customer Support Managers, customer correspondence and direct meetings with Spirit’s representatives will permit assessment of the factors involved in technical

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

problems and their impact on engine reliability and operating costs. Resolution of these problems is coordinated with responsible groups within IAE and the necessary corrective action is defined. In certain situations the corrective action involves the establishment of Service Evaluation programs for proposed modifications, and the establishment of warranty assistance programs in conjunction with the IAE Warranty Administration Group. Technical Services will assist customers in the implementation of recommended corrective action and improvements principally through official IAE technical communications, and direct customer contact.

4.1.1	Technical Communications:

Technical Services is responsible for the release of technical communications. Primary communication modes involves release of limits and procedures through engine and maintenance manual revisions and the requirements associated with engine upgrade and/or conversion, durability and performance improvements, and problem resolution through Service Bulletins shall be provided by All Operator Letters and/or wires or direct technical written response to individual Spirit inquiries.

4.1.2	Engine Conversion Programs:

Technical Services defines minimum configuration levels for conversion of service engine models. They shall assist Spirit with the implementation of conversion programs into existing fleets by providing preliminary planning cost estimates and technical planning information regarding tooling, material and instructional requirements. Conversion programs are monitored for problem areas and Technical Services initiates and implements corrective action as may be necessary.

4.1.3	Engine Incident Investigation Assistance:

Assistance shall be provided to Spirit in conducting engine incident investigations in responding to the requirements of the Certification Authority.

4.1.4	Line Maintenance and Troubleshooting:

Line Maintenance and Troubleshooting Seminars can be conducted at the IAE Training Center with the objective of improving line maintenance effectiveness fleetwide. Specialized training on V2500 line maintenance and troubleshooting shall be provided through on-site workshops by special contractual arrangement.

Troubleshooting support shall be provided primarily through powerplant troubleshooting procedures which are published in IAE and airframe manufacturer’s manuals. When Spirit encounters an engine problem and

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

corrective action taken has not been effective, more direct support in troubleshooting and maintenance shall also be provided to Spirit’s line maintenance personnel. Instructions on V2500 powerplant troubleshooting and maintenance shall also be provided to customer’s line maintenance personnel.

4.1.5	Airline Shop Maintenance:

Reviews of Spirit’s shop practices and procedures shall be conducted, if requested by Spirit, to determine the most efficient and cost-effective methods for maintenance and repair of the V2500 in the environment in which the airline must maintain that engine.

4.2	POWERPLANT MAINTENANCE

Powerplant Maintenance covers responsibility for maximizing engine maintainability, establishing maintenance concepts and requirements and providing maintenance support plans for IAE. This group provided the following services:

-	Definition of Maintenance Tasks and Resource Requirements

-	Planning Guides

Powerplant Maintenance conducts design reviews and comprehensive maintenance analysis of new engine designs and engine design changes to maximize engine maintainability consistent with performance, reliability, durability and life cycle cost considerations. Maintenance concepts, requirements and tasks are established to minimize maintenance costs. This group shall represent Spirit’s maintainability interests in internal IAE operations and upon request will assist Spirit in resolving specific maintenance task problems.

4.2.1	Progressive Maintenance Planning:

Powerplant Maintenance also provides Planning Guides based upon Maintenance Task Analysis. The guides present engine maintenance requirements, their subordinate tasks and the required resources to accomplish on-aircraft engine maintenance and the off-aircraft repair of engines by modular section/build group replacement. Maintenance requirements are also presented for the refurbishment of modular section/build group by parts replacement, the complete repair of parts, the refurbishment of accessory components and for engine testing. The data in the Planning Guides is presented in a manner that is primarily intended to assist Spirit, as a new operator, by providing a phased introduction of new engines into their shops and to capitalize on the design maintainability features for the engine when they are developing their maintenance plans.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

Powerplant Maintenance Engineering will assist Spirit in planning a gradual, technically feasible, and economically acceptable expansion from line maintenance of installed engines through the complete repair of parts and accessory components.

4.3	CUSTOMER PERFORMANCE

Customer Performance shall provide for the following types of technical assistance to Spirit:

-	Engine Performance Analysis Computer Programs for Test Cell Use

-	Test Cell Correlation Analysis and Correction Factors

-	Engine Stability Procedures and Problem Analysis

Although much of the above support shall be provided in the form of procedures, data and recommendations in various publications, the group shall also answer inquiries of a performance nature which are forwarded to IAE by Spirit.

ENGINE PERFORMANCE ANALYSIS

Technical support shall be provided in a number of areas related to operational suitability including the development of the test requirements and performance limits for the Adjustment and Test Section of the Engine Manual. Computer programs to assist Spirit in analyzing engine performance using test cell data can be provided subject to IAE then current standard license fees and Terms and Conditions.

4.3.1	Test Cell Correlation:

Technical assistance shall be provided to Spirit for developing appropriate corrections to be used for specific test configurations at Spirit’s test cell facilities. Reports are provided presenting correlation analyses and IAE recommended test cell corrections which permit comparison of the performance of Spirit tested engines with the respective Engine Manual limits and guarantee plan requirements.

4.3.2	Engine Stability:

Technical support shall be provided to ensure that engine stability and starting reliability are maintained. Service evaluation programs for proposed improvements are initiated and monitored to determine their effectiveness. In addition, problems relating to engine control systems which impact engine stability and performance shall be analyzed.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

4.4	DIAGNOSTIC SYSTEMS

Diagnostic Systems is responsible for the technical support of Spirit’s acquisition of inflight engine data and the assessment of engine performance through the use of that data. Diagnostic Systems personnel shall provide the following services:

–	Guidance to help Spirit define its engine monitoring system requirements.

–	Development of hardware specifications and computer programs (by separate contractual arrangement) to satisfy engine diagnostic requirements.

–	Coordination of all IAE airborne diagnostic support activity.

4.4.1	Guidance In Defining Engine Monitoring systems Requirements:

Diagnostic Systems shall, if requested by Spirit, provide consultation services to assist Spirit in defining its engine condition and performance monitoring requirements and in selection of appropriate hardware and software systems to meet those requirements and options between Spirit, the Aircraft Manufacturer, and Airborne Integrated Data System (AIDS) manufacturer.

4.4.2	Development and Coordination

Diagnostic Systems personnel shall, if requested by Spirit, develop hardware specification and make computer software available to accomplish Engine Condition Monitoring (ECM) and performance analysis of engine modules using AIDS data. Engine condition monitoring procedures, of both the manual and computerized variety shall, if requested by Spirit, also be developed and provided in support of Spirit’s selected method of engine condition monitoring. Computer software shall be provided to Spirit subject to a separate contractual arrangement.

Diagnostic Systems personnel shall also coordinate activities of cognizant functional groups at IAE to provide engine related information to Spirit, the Aircraft Manufacturer, and AIDS equipment vendor during the planning, installation and operation of AIDS.

4.5	HUMAN FACTORS

Human Factors shall supply data on task time and skill requirements necessary for accomplishing maintenance procedures.

Task data provided shall include estimates of the man-hours, elapsed time and job skills necessary to accomplish maintenance tasks as described in IAE’s Manual and Service Bulletins. Data shall be supplied for “on” and “off” aircraft

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

maintenance tasks up to modular disassembly/assembly. Additional selected task data as requested by Spirit, shall be supplied on disassembly/assembly to the piece part level and on parts repair. In addition, the group as requested by Spirit, shall help solve problems related to skill requirements, body dimensions, or excessive man-hours encountered in accomplishing maintenance tasks.

4.6	FLIGHT OPERATIONS

Flight Operations shall provide Spirit with the following technical assistance concerning installed engine operations:

–	Introduction of new equipment

–	Problem resolution and assistance with in-service equipment

–	Contractual commitment and development program support

–	Publication of engine operations literature and performance aids

4.6.1	New Equipment:

In accordance with Spirit’s needs, Flight Operations shall provide on-site assistance in the training of operations personnel and help in solving engine operational problems that might arise during the initial commercial service period. Such assistance shall, if requested by Spirit, include participation in initial delivery flights, engine operational reviews, and flight crew training activity.

4.6.2	Problem Resolution - In-Service Equipment:

In accordance with a mutually agreed upon plan, Flight Operations shall, if requested by Spirit, perform cockpit observations to identify or resolve engine operating problems and to assess installed engine performance.

4.6.3	Contractual Support and Development Programs:

As required, Flight Operations shall assist in evaluating installed engine performance relative to contractual commitments and engine improvements which have an impact on engine operations.

4.6.4	Publication Support:

Flight Operations is responsible for the issuance of Propulsion System Operating Instructions and correspondence pertaining to inflight engine operations. Such material shall be coordinated with the Aircraft Manufacturer as required. Special Presentations and Reports shall also be issued, as required, to support the activity described above.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

4.7	REPAIR SERVICES

Repair Services shall provide the following support to Spirit:

–	Coordinated Repair Development Activity

–	Customer Assistance on Repair Procedures and Techniques

–	Qualification of Repair Sources

–	Repair Workshops

–	Repair Development List

4.7.1	Coordination of Repair Development:

Repair Services shall provide direct contact with all sources that initiate repair schemes. The Group shall coordinate with representatives of Engineering and Support Services disciplines in identifying repair needs, evaluating various repair options and establishing repair development procedures and schedules. The Group shall participate in setting repair evaluation and approval requirements. When the repair is approved and substantiating data is documented, Repair Services shall release the repair to the Engine Manual.

4.7.2	Technical Assistance:

Repair Services shall provide daily communications with Spirit via technical responses to inquiries direct from Spirit or through IAE’s Customer Support Representative office at Spirit’s facility. In addition, Repair Services shall make periodic visits to Spirit’s repair facilities to discuss new repairs under development, answer specific questions posed by the particular facility and review actual parts awaiting a repair/scrap decision. Occasionally, Repair Services shall make special visits to Spirit’s facilities to assist in training Spirit’s personnel in accomplishing particularly complex repairs.

4.7.3	Qualification of Repair Sources:

Repair Services shall coordinate the qualification of repair sources for repairs proprietary to IAE or to an outside repair agency. They shall also perform a review of the qualifications of repair sources for critical, nonproprietary repairs for which a source demonstration is deemed necessary. The group shall participate in negotiation of the legal and business agreements associated with these qualification programs.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

4.8	TOOLING AND SUPPORT EQUIPMENT SERVICES

The Tooling and Support Equipment Services Group shall, as requested by Spirit, assist Spirit by providing the following services:

–	Support Equipment Manufacturing/Procurement Documentation

–	Engine Accessory Test Equipment and Engine Transportation Equipment Specifications

–	Support Equipment Logistics Planning Assistance

4.8.1	Support Equipment Documentation:

The tooling and Support Equipment Services Group designs the special support equipment required to disassemble, assemble, inspect, repair and test IAE engines. Special support equipment design drawings and Support Equipment Master Data Sheets, which describe how to use the support equipment, shall be supplied to Spirit in the form of 35mm aperture cards. Support equipment designs shall be kept current with engine growth, and tool Bulletins shall be issued to Spirit as part of continuing configuration management service. Updated Design and Master Data Sheets Aperture Cards and Tool Bulletins are periodically distributed to all IAE customers including Spirit.

4.8.2	Engine Accessory Test Equipment and Engine Transportation Equipment Requirements:

Engine accessory test equipment and engine transportation equipment general requirements and specifications shall be defined and made available to Spirit. If requested, the Tooling and Support Equipment Group will assist Spirit in the definition of engine accessory test and engine transportation equipment required for specific IAE needs.

4.8.3	Support Equipment Logistics Planning Assistance:

The Tooling and Support Equipment Group shall provide, at Spirit’s request, special support equipment lists which reflect Spirit’s unique requirements such as mix of engine models and desired level of maintenance to aid in support equipment requirements planning.

4.9	TECHNICAL PUBLICATIONS

IAE and its subcontractors produce publications and maintenance information as described below to support the maintenance and modification requirements of the airline customers. The publications are prepared in general accordance with Air Transport Association of America (ATA) Specification No. 100. The necessary quantities of manuals and media options shall be available to Spirit subject to IAE’s current terms and conditions.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

4.9.1	On-Wing Maintenance Data:

IAE supplies the Aircraft Manufacturer with all the necessary information required to perform “On-Aircraft” engine maintenance, troubleshooting, and servicing. This information is developed through close coordination between the Aircraft Manufacturer and IAE and is integrated by the Aircraft Manufacturer into its maintenance publications.

4.9.2	Technical Publications:

Listed and described below are the publications that shall be made available to support Spirit’s maintenance program:

4.9.3	Engine Manual

The Engine Manual is a document which shall be structured in accordance with ATA 100 section 2-13-0 with JEMTOSS applied in accordance with section 2-13-14. Potential Spirit applications will be applied. The manual will provide in one place the technical data requirements for information needed to maintain the engine and the maximum potential number of parts that could, regardless of design responsibility, remain with the engine when it is removed from the airplane. Additionally the manual includes coverage of interrelated parts (e.g. thrust reverser, cowlings, mounts, etc.) that can stay with the airplane when the engine is removed or can be removed for maintenance purpose in lieu of individual component maintenance manuals.

4.9.4	Standard Practices Manual

The Standard Practices Manual supplements the Engine Manual by providing, in a single document, all IAE recommended or approved general procedures covering general torques, riveting, lockwiring, cleaning policy, inspection policy standard repairs, etc., and marking of parts.

4.9.5	Illustrated Parts Catalog

The Illustrated Parts Catalog shall be structured in accordance with ATA 2-14-0 and is a document which is used in conjunction with the Engine Manual for the identification and requisitioning of parts and assemblies. Its ATA structure is to be compatible with the Engine Manual Structure. Additionally the manual includes coverage of interrelated parts (e.g. thrust reverser, cowlings, mounts, etc.) that can stay with the airplane when the engine is removed or can be removed for maintenance purpose in lieu of individual component maintenance manuals.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

4.9.6	IAE Proprietary Component Maintenance Manuals

These manuals shall be structured in accordance with ATA 2-5-0 and will cover data for chapters other than 71, 72, and 78.

4.9.7	Subcontractor Component Maintenance Manuals

These manuals shall be structured in accordance with ATA 2-5-0 and are prepared directly by the accessory manufacturers. All accessory data is subject to IAE prepublication review and approval.

4.9.8	Engine and Accessory Component service Bulletins

Each Engine and Accessory Component Service Bulletin shall be produced in accordance with ATA 2-7-0. They will cover planning information, engine or component effectivity, reason for Bulletin, recommended compliance, manpower requirements, and tooling information relating to parts repair or modification. Subcontractor prepared Accessory Component Service Bulletins are reviewed by IAE prior to issuance. Alert Service Bulletins will be issued on all matters requiring the urgent attention of Spirit and will generally be limited to items affecting safety. The Bulletin will contain all the necessary information to accomplish the required action.

4.9.9	Operating Instructions

Engine operating instructions shall be presented in the form of General Operating Instructions supplemented by V2500 Specific Engine Operating Instructions which provide operating information, procedures, operating curves and engine limits.

4.9.10	Facilities Planning and Facility Equipment Manuals

The Facilities Planning Manual outlines the requirements for engine/component overhaul, maintenance, and test facilities in terms of basic operations, processes, time studies and equipment. The Facility Equipment Manual shall list and describe the facility equipment used for engine maintenance, overhaul and repair.

4.9.11	Support Equipment Numerical Index

The Indexes, prepared for each major engine model, provide a listing, in numeric sequence, by maintenance level, of all IAE ground support equipment required to maintain and overhaul the engine. The Listings are cross-indexed to the applicable engine dash model and to the chapter and section of the Engine Manual.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

4.9.12	Publications Index

This index contains a listing of available technical manuals covering components of the V2500 Nacelle.

4.9.13	Service Bulletin Index

This index shall be in a format and on a revision schedule as determined by IAE.

4.9.14	Computer Software Manual

Data shall be supplied in accordance with ATA 102 revision 2 except where such data are prohibited due to proprietary or Government restrictions.

4.9.15	Vital Statistics Logbook

The VSL shall provide the following information for each production engine, in an electronic readable format and/or as hard copy printout:

•	Identification of major engine and nacelle components by part number, serial number and ATA - location.

•	Engine Test Acceptance Certificate.

•	List of all incorporated serialized parts by part number, serial number and ATA - Location. This list shall also include an Industry Item List to identify specific parts by part number, serial number and ATA - Location which the airline customer may choose to monitor during the engine operational life. The parts listed represent approximately 80% of engine total value.

•	List of all incorporated life limited parts by part number, serial number and ATA - location.

•	List of all Service Bulletins that were incorporated during initial build of each new engine.

•	List of all Service Bulletins that were not incorporated.

•	List of all saleable pick level engine parts, identifying those parts for which Service Bulletins and service instructions have been issued.

4.9.16	Revision Services:

Regular, temporary, and “as required” revisions to technical publications shall be made during the service life of IAE equipment. IAE’s current standard is ninety (90) days. The utilization of advanced techniques and equipment shall provide Spirit with expedited revision service.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

4.9.17	Distribution Media Options:

The primary medium for available IAE technical publications is roll microfilm at 24:1 reduction, magnetic tape or CD-ROM. Media options such as microfilm at 36:1 reduction, microfiche, and two side or one-sided paper copy of reproducible quality will be available for Spirit’s procurement at prices no higher than those IAE offers to any of its other airline customers.

5.0.	SPARE PARTS

5.1	SPARE PARTS SUPPORT

The Spare Parts Group shall provide the following categories of spare parts support to Spirit, as requested by Spirit:

–	Individual Customer Account Representatives

–	Provisioning

–	Planning

–	Order Administration

–	Spare Parts Inventory

–	Effective Expedite Service

–	Worldwide Distribution

5.1.1	Account Representative:

An Account Representative shall be assigned to Spirit. This representative shall provide individualized attention for effective spare parts order administration, and shall be Spirit’s interface on all matters pertaining to new part planning and procurement. Each representative shall be responsible for monitoring Spirit’s requirements and providing effective administrative support. The Account Representatives shall be thoroughly familiar with Spirit’s spare parts ordering policies and procedures and shall be responsible for ensuring that all of Spirit’s new parts orders are processed in an effective manner.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

5.1.2	Spare Parts Provisioning Planning:

Prior to delivery of the first Spirit aircraft, preplanning discussions will be held to determine the aircraft/engine program, and engine spare parts provisioning and order plans. Mutually agreed upon provisioning target dates shall be established and on-time completion tracked by Spirit’s Account Representative with the assistance of logistics specialists in Spare Parts Provisioning and Inventory Management. Meetings shall be held with Spirit at a mutually agreeable time to review suggested spare parts provisioning lists prepared by Spare Parts Provisioning. These lists shall be designed to support Spirit’s particular fleet size, route structure and maintenance and overhaul program.

5.1.3	Order Administration:

IAE subscribes to the general principles of Air Transport Association of America (ATA) Specification No. 2000, Integrated Data Processing - Supply. The procedures of Air Transport Association of America (ATA) Specification No. 200 may be used for Initial Provisioning (Chapter II), Order Administration (either Chapter III or Chapter VI), or Invoicing (Chapter IV).

A spare parts supply objective is to maintain a 90 percent on-time shipment performance record to Spirit’s requirements. The lead time for replenishment spare parts is identified in the IAE spare Parts Price Catalog. Initial provisioning spare parts orders should be placed at least six months prior to required delivery, while conversions and major modifications require full manufacturing lead times.

The action to be taken on emergency requests will be answered as follows:

–	Aircraft-On-Ground (AOG) - within four hours (in these instances every effort is made to ship immediately).

–	Critical (Imminent Aircraft-On-Ground (AOG) or Work Stoppage) – Within 24 hours.

–	Stock Outage – Within seven working days (these items are shipped as per Spirit’s request).

5.1.4	Spare Parts Inventory:

To ensure availability of spare parts in accordance with published lead time, spare parts provisioning maintains a modern, comprehensive requirements planning and inventory management system which shall be responsive to changes in Spirit’s demand, special support programs and engineering design. Organized on an engine model basis, this system is intended to maintain part availability for delivery to Spirit consistent with published lead times.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

A majority of parts in the spare parts inventory shall be continually controlled by an Automatic Forecasting and Ordering System. Those parts which do not lend themselves to automatic control due to supersedure, unusual usage or conversion requirements shall be under the direct manual control of Spares Planning personnel. As additional protection against changes in production lead time or unpredicted demand, certain raw materials also shall be inventoried. Successful inventory management shall be keyed to accurate requirements planning. In support of the requirements planning effort, a wide ranging data retrieval and analysis program shall be offered. This program shall concern itself both with the customer logistics and technical considerations as follows:

–	Forecasts of life limited parts requirements are requested and received semi-annually from major customers. Based on the size of Spirit’s order, Spirit shall be considered a major customer.

–	Engine technical conferences are held frequently within IAE to assess the impact of technical problems on parts.

–	For a selected group of parts a provisioning conference system is offered which considers actual part inventory change, including usage and receipts, as reported monthly by participating customers.

5.1.5	Packaging

All material shall be packaged in general compliance with Air Transport Association of America (ATA) Specification No. 300.

5.1.6	World Airline Supplier’s Guide:

IAE subscribes to the supply objectives set forth in the World Airlines Supplier’s Guide published by the Air Transport Association of America (ATA).

IAE requires that its proprietary component vendors also perform in compliance with the precepts of the World Airline Suppliers’ Guide.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE

Exhibit D

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

March 1, 2005

Mr. Joseph Shallcross

Vice President of Procurement and Logistics

Spirit Airlines, Inc.

2800 Executive Way

Miramar, FL 33025

Subject:	Side Letter No. 1 to the V2500-A5 General Terms of Sale between IAE International Aero Engines AG and Spirit Airlines, Inc., dated March 1, 2005

Gentlemen:

We refer to the V2500-A5 General Terms of Sale dated March 1, 2005 between IAE International Aero Engines AG (“IAE”) and Spirit Airlines, Inc. (“Spirit”), such contract being hereinafter referred to as the “Contract.” Unless expressly stated to the contrary, and to the extent possible, terms used in this Side Letter No. 1 shall have the same meaning given to them in the Contract.

This Side Letter No. 1 provides for certain financial assistance from IAE to Spirit in support of the integration of the Aircraft into its fleet.

1.	Confirmation of Agreement to Acquire Aircraft, Engines and Fleet Hour Agreement

1.1	Confirmation of Agreement to Acquire Aircraft.

Spirit confirms that it has entered into the Aircraft Purchase Agreement with AVSA to acquire: (i) fifteen V2500 powered aircraft, including the firm purchase of ***** new A319 aircraft (covering ***** A319 purchased aircraft and ***** A319 aircraft through a sale-leaseback, purchase assignment or other financing arrangement with Singapore Aircraft Leasing Enterprise), powered by new V2524-A5 Propulsion Systems and ***** new A321 aircraft powered by new V2533-A5 Propulsion Systems (collectively, the fifteen aircraft are the “Purchased Aircraft”) and (ii) options to purchase ***** new A320 family aircraft powered by new V2500 Propulsion Systems (the “Option Aircraft”) and (iii) rolling options to purchase ***** new A320 family aircraft powered by new V2500 Propulsion Systems (the “Rolling Option Aircraft”). Spirit also confirms that it has entered into aircraft lease agreements with ILFC for ***** A320 family aircraft powered by new V2500-A5 Propulsion Systems (the “ILFC Leased Aircraft”) and that it plans to enter into additional aircraft lease

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

[Page 1 of 7]

agreements with additional lessors for A320 family leased aircraft powered by new V2500 Propulsion Systems (the “Additional Leased Aircraft”) (collectively, the ILFC Leased Aircraft and the Additional Leased Aircraft are the “Leased Aircraft”). The Purchased Aircraft, Leased Aircraft, Option Aircraft and Rolling Option Aircraft are collectively referred to in this Side Letter # 1 as the “Aircraft”. The Aircraft are to be delivered as described in Clause 1.1 of the Contract and are subject to the lead times, rescheduling and scheduling rights agreed to between Spirit and IAE in writing (if any), which rights shall be no greater than those appearing in the Aircraft Purchase Agreement or applicable lease agreement.

1.2	Agreement to Fleet Hour Agreement.

Spirit has agreed to enter into a mutually acceptable Fleet Hour Agreement with IAE subject to IAE’ s agreement to enter into mutually acceptable Tripartite Agreements (or equivalent) between Spirit, IAE and applicable Spirit lessors, as necessary, and acknowledges that IAE’ s entire financial and technical package to Spirit is predicated on this basis. The Fleet Hour Agreement is a comprehensive maintenance plan that provides the off-wing maintenance for the V2500 Engines for Spirit’s covered Aircraft further providing Spirit with assured low maintenance costs, reliability and predictability.

1.3	Spirit agrees to take the Spare Engine Coverage in Lieu of the Spare Engine Purchase.

Spirit has agreed to acquire from IAE the Spare Engine support coverage to support the Aircraft covered by the Fleet Hour Agreement subject to the negotiation of mutually agreeable terms and rates described in the Fleet Hour Agreement. This Spare Engine coverage is in lieu of the purchase of Spare Engines from IAE.

2.	Introductory Assistance Credit

2.1	To assist Spirit with introducing the V2500-A5 powered Purchased Aircraft into its fleet, IAE will credit Spirit’s account with IAE in the following amounts subject to escalation per aircraft for each of the Purchased Aircraft:

Aircraft Type	Engine Type	Credit (January 2003 U.S. $)

A319	V2524-A5	*****

A320	V2527-A5	*****

A321	V2533-A5	*****

2.2	Each such credit will be issued upon delivery to and acceptance by Spirit of the corresponding Purchased Aircraft. Spirit agrees to provide IAE with written notice confirming acceptance of the corresponding Purchased Aircraft promptly after acceptance.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

[Page 2 of 7]

2.3	Furthermore, each such credit shall be escalated from a base month of January 2003, in accordance with the IAE Escalation Formula set forth in Exhibit B-2 to the Contract until the earlier of the scheduled Purchased Aircraft delivery date as set forth in Exhibit B-1 to the Contract or the actual delivery date. In the event IAE is the sole cause of a delay in delivery of the Purchased Aircraft, the credit shall be escalated to the actual delivery date of the Purchased Aircraft. In the event Airbus is the cause of a delay in delivery of the Purchased Aircraft (and such delay is not due to Spirit’s sole acts and omissions or request), and if Airbus escalates its payment to IAE for the corresponding IAE propulsion systems to the actual delivery date of the Purchased Aircraft, IAE’ s credit shall be escalated to the actual delivery date of the Purchased Aircraft.

2.4	Each such credit described in Clause 2.1 may be used by Spirit towards the purchase of V2500 Spare Parts, tooling and services from IAE. Alternatively, with the agreement of the Aircraft Manufacturer and upon written notice to IAE ***** prior to delivery of each applicable Purchased Aircraft, IAE will consent to the assignment by Spirit of part or all of the credits offered under Clause 2.1 above to the Aircraft Manufacturer, to be applied toward the payment for the Propulsion Systems for the corresponding Purchased Aircraft. Acceptance of this credit from IAE by the Aircraft Manufacturer on behalf of Spirit prior to delivery and acceptance of the corresponding Purchased Aircraft shall, for the purposes of this Contract, be deemed confirmation of Spirit’s acceptance of that Purchased Aircraft. In the event any credit, or portion thereof, under this Clause 2 is assigned to the Aircraft Manufacturer, Spirit agrees that the credit shall not vest in the Aircraft Manufacturer until delivery to and acceptance by Spirit of the respective Purchased Aircraft. In the event that Spirit fails to accept delivery of the corresponding Purchased Aircraft after such Aircraft’s successful completion of the Technical Acceptance Process (as defined and described in the Aircraft Purchase Agreement), Spirit agrees to reimburse IAE for any amounts paid by IAE to the Aircraft Manufacturer promptly upon receipt of written notice of such amounts from IAE, to the extent that (i) such amounts relate to the corresponding Purchased Aircraft of which Spirit did not accept delivery; and (ii) the Aircraft Manufacturer does not reimburse IAE for such amount.

3.	Fleet Hour Agreement Credit

3.1	To assist Spirit with reducing its overall maintenance costs, IAE will credit Spirit’s account with IAE in the following amounts subject to escalation per aircraft for each of the Purchased Aircraft, Option Aircraft and Rolling Option Aircraft purchased:

Aircraft Type	Engine Type	Credit (January 2003 U.S. $)

A319	V2524-A5	*****

A320	V2527-A5	*****

A321	V2533-A5	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

[Page 3 of 7]

3.2	Each such credit will be issued upon delivery to, and acceptance by, Spirit of the corresponding Purchased Aircraft, Option Aircraft and Rolling Option Aircraft.

3.3	Furthermore, each such credit shall be escalated from a base month of January 2003, in accordance with the IAE Escalation Formula set forth in Exhibit B-2 to the Contract until the earlier of the scheduled delivery date as set forth in Exhibit B-1 to the Contract or the actual delivery date for the corresponding Purchased Aircraft, Option Aircraft or Rolling Option Aircraft, as applicable. In the event IAE is the sole cause of a delay in delivery of the corresponding Aircraft, the credit shall be escalated to the actual delivery date of the corresponding Aircraft. In the event Airbus is the cause of a delay in delivery of the corresponding Aircraft (and such delay is not due to Spirit’s sole acts and omissions or request), and if Airbus escalates its payment to IAE for the corresponding IAE propulsion systems to the actual delivery date of the corresponding Aircraft, IAE’ s credit shall be escalated to the actual delivery date of the corresponding Aircraft.

3.4	Each such credit described in Clause 3.1 above may be used by Spirit for the purchase of spare parts or for payment for services under the Fleet Hour Agreement.

4.	Escalation Assistance Credit

4.1	To assist Spirit with reducing its up front costs as a result of escalation, IAE will credit Spirit’s account with IAE in the following amounts subject to escalation per aircraft for each of the Purchased Aircraft, Option Aircraft and Rolling Option Aircraft purchased:

Aircraft Type	Engine Type	Credit (January 2003 U.S. $)

A319	V2524-A5	*****

A320	V2527-A5	*****

A321	V2533-A5	*****

4.2	Each such credit will be issued upon delivery to, and acceptance by, Spirit of the corresponding Purchased Aircraft, Option Aircraft and Rolling Option Aircraft.

4.3	Furthermore, each such credit shall be escalated from a base month of January 2003, in accordance with the IAE Escalation Formula set forth in Exhibit B-2 to the Contract until the earlier of the scheduled delivery date as set forth in the Aircraft Purchase Agreement or the actual delivery date for the corresponding

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

[Page 4 of 7]

Purchased Aircraft, Option Aircraft or Rolling Option Aircraft, as applicable. In the event IAE is the sole cause of a delay in delivery of the corresponding Aircraft, the credit shall be escalated to the actual delivery date of the corresponding Aircraft. In the event Airbus is the cause of a delay in delivery of the corresponding Aircraft (and such delay is not due to Spirit’s sole acts and omissions or request), and if Airbus escalates its payment to IAE for the corresponding IAE propulsion systems to the actual delivery date of the corresponding Aircraft, IAE’s credit shall be escalated to the actual delivery date of the corresponding Aircraft.

4.4	Each such credit described in Clause 4.1 above may be used by Spirit in the same manner and under the same terms and conditions outlined in Clause 2.4 above.

5.	Fleet Expansion Assistance Credit

5.1	To assist Spirit with introducing A320 family aircraft into its fleet, IAE will credit Spirit’s account with a Fleet Expansion Assistance Credit per Option Aircraft and Rolling Option Aircraft in the amounts set forth below with respect to the Option Aircraft and Rolling Option Aircraft:

Aircraft Type	Engine Type	Credit (January 2003 U.S. $)

A319	V2524-A5	*****

A320	V2527-A5	*****

A321	V2533-A5	*****

5.2	Each such credit will be issued upon delivery to and acceptance by Spirit of the corresponding Option Aircraft and Rolling Option Aircraft. Spirit agrees to provide IAE with written notice confirming acceptance of the corresponding Option Aircraft and Rolling Option Aircraft promptly after acceptance.

5.3	Furthermore, each such credit shall be escalated from a base month of January 2003, in accordance with the IAE Escalation Formula set forth in Exhibit B-2 to the Contract until the earlier of the scheduled delivery date as set forth in the Aircraft Purchase Agreement or the actual delivery date for the corresponding Option Aircraft or Rolling Option Aircraft, as applicable. In the event IAE is the sole cause of a delay in delivery of the corresponding Aircraft, the credit shall be escalated to the actual delivery date of the corresponding Aircraft. In the event Airbus is the cause of a delay in delivery of the corresponding Aircraft (and such delay is not due to Spirit’s sole acts and omissions or request), and if Airbus escalates its payment to IAE for the corresponding IAE propulsion systems to the actual delivery date of the corresponding Aircraft, IAE’ s credit shall be escalated to the actual delivery date of the corresponding Aircraft.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

[Page 5 of 7]

5.4	Each such credit described in Clause 5.1 may be used by Spirit towards the purchase of V2500 Spare Parts, tooling and services from IAE. Alternatively, with the agreement of the Aircraft Manufacturer and upon written notice to IAE ***** days prior to delivery of each applicable Option Aircraft and Rolling Option Aircraft, IAE will consent to the assignment by Spirit of part or all of the credits offered under Clause 5.1 above to the Aircraft Manufacturer, to be applied toward the payment for the Propulsion Systems for the corresponding Option Aircraft and Rolling Option Aircraft. Acceptance of this credit from IAE by the Aircraft Manufacturer on behalf of Spirit prior to delivery and acceptance of the corresponding Option Aircraft and Rolling Option Aircraft shall, for the purposes of this Contract, be deemed confirmation of Spirit’s acceptance of that Option Aircraft and Rolling Option Aircraft. In the event any credit, or portion thereof, under this Clause 5 is assigned to the Aircraft Manufacturer, Spirit agrees that the credit shall not vest in the Aircraft Manufacturer until delivery to and acceptance by Spirit of the respective Option Aircraft and Rolling Option Aircraft. In the event Spirit fails to accept delivery of the corresponding Option Aircraft and Rolling Option Aircraft after such Aircraft’s successful completion of the Technical Acceptance Process (as defined and described in the Aircraft Purchase Agreement), Spirit agrees to reimburse IAE for any amounts paid by IAE to the Aircraft Manufacturer promptly upon receipt of written notice of such amounts from IAE, to the extent that (i) such amounts relate to the corresponding Option or Rolling Option Aircraft (as applicable) of which Spirit did not accept delivery; and (ii) the Aircraft Manufacturer does not reimburse IAE for such amounts.

6.	Initial Provisioning Credit Spare Parts Credit and Tooling

6.1	To assist Spirit with procuring initial provisioning spare parts from IAE, IAE will credit Spirit’s account with IAE *****.

6.2	Unless otherwise agreed between Spirit and IAE, IAE will issue this credit upon *****. Such credit shall be used by Spirit to purchase Initial Provisioning Spare Parts and or tooling from IAE.

6.3	Spirit recognizes that this credit is given by IAE based on Spirit’s entire Aircraft order. If Spirit fails to take delivery of some or all of the Purchased Aircraft, Spirit agrees to promptly reimburse IAE on a pro-rata basis for the portion of the credit that is attributable to the undelivered Purchased Aircraft.

7.	Customer Training Credit

7.1	To assist Spirit in participating in customer training courses made available by IAE, IAE will credit Spirit’s account with IAE *****.

7.2	IAE will issue this credit upon *****. Such credit shall be used by Spirit to pay for the transportation, hotel, food and per diem expenses of Spirit participants enrolled in the training courses. Such credit will be made available to Spirit after Spirit incurs expenses for reimbursement and provides receipts for such expenses. Any portion of the credit which is not used after ***** years from issuance by IAE will be credited to Spirit’s account to be used as a spare parts credit.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

[Page 6 of 7]

7.3	IAE agrees to allow Spirit to apply the Customer Training Credit towards the payment of reasonable expenses associated with alternative training arrangements such as IAE sending a trainer to a Spirit location.

8.	Engine Condition Monitoring Credit

Engine Condition Monitoring Instrumentation is an engine order option for installed Engines and is listed as “Additional Equipment” in the engine specifications set forth in Exhibit A to the Contract. If Spirit selects this option, then, to assist Spirit in establishing V2500 Engine Condition Monitoring (“ECM”) capability, and subject to the compatibility of Spirit’s computer hardware, IAE will provide ***** to Spirit such Engine Condition Monitoring Instrumentation and software to be fitted to the Engines originally installed on the Aircraft and the spare Engines *****.

Spirit is requested to contact the Aircraft Manufacturer directly regarding the Aircraft portion of the ECM system.

9.	Financing Support

*****

Except as expressly amended by this Side Letter No. 1, all provisions of the Contract remain in full force and effect.

Very truly yours,	Agreed to and Accepted on behalf of:

IAE INTERNATIONAL AERO ENGINES AG	SPIRIT AIRLINES, INC.

/s/ illegible	/s/ John R. Severson
Name	Name

GM & Director Customer Business	John R. Severson
Title	Title EVP & CFO

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

[Page 7 of 7]

March 1, 2005

Mr. Joseph Shallcross

Vice President of Procurement and Logistics

Spirit Airlines, Inc.

2800 Executive Way

Miramar, FL 33025

Subject:	Side Letter No. 2 of the V2500-A5 General Terms of Sale between IAE International Aero Engines AG and Spirit, dated March 1, 2005

Gentlemen:

We refer to the V2500-A5 General Terms of Sale dated March 1, 2005 between IAE International Aero Engines AG (“IAE”) and Spirit Airlines, Inc. (“Spirit”), such contract being hereinafter referred to as the “Contract.” Unless expressly stated to the contrary, and to the extent possible, terms used in this Side Letter No. 2 shall have the same meaning given to them in the Contract, as modified by Side Letter No. 1 to the Contract.

This Side Letter No. 2 provides for certain enhanced support for the Aircraft. The obligation of IAE to provide any of the benefits pursuant to the terms hereof, shall be subject to there being no default that has occurred and is continuing with respect to any of Spirit’s material obligations under the Contract or any Side Letter thereto or the Fleet Hour Agreement (“FHA”) between IAE and Spirit.

1.	V2500 Engine and Parts Service Policy

IAE hereby expands the coverage for the installed V2500-A5 Engines on the Purchased Aircraft, the Leased Aircraft, the purchased Option Aircraft and the purchased Rolling Option Aircraft under the V2500 Engine Parts Service Policy set forth in Exhibit D-1 to the Contract as summarized below:

1.1	IAE shall expand the coverage for both the Engines supplied as part of the Leased Aircraft, the Purchased Aircraft, the purchased Option Aircraft, and the purchased Rolling Option Aircraft under the V2500 Engine and Parts Service Policy set forth in Exhibit D-1 to the Contract by granting Spirit coverage for all First Run Engines, Modules, and Parts for ***** of engine operation, whichever shall occur first. Therefore, all references to ***** in Exhibit D-1 are hereby changed to ***** (whichever comes first),” and all references to ***** in Exhibit D-1 are hereby changed to ***** (whichever comes first).”

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

[Page 1 of 3]

2.	Customer Support

2.1	Customer Support Manager

IAE will assign a V2500-A5 customer support manager for Spirit who will coordinate the business and technical support services needed to support the V2500- A5 Engines at Spirit.

2.2	Customer Support Representative

A customer support representative will be assigned to Spirit to assist Spirit on site in preparing for V2500-A5 Engine operation. Such representation will be provided to Spirit ***** from entry-into-service of the first Aircraft (“EIS”) of the first V2500-A5 Firm Aircraft and thereafter for so long as Spirit *****. The customer support representative will provide the services described and attributed to the representative in the Product Support Plan attached as Exhibit C to the Contract.

The customer support representative will be supplied subject to the condition that Spirit provides the following ***** to the representative in connection with his or her duties:

(a) *****

(b) *****

Spirit agrees and acknowledges that the representative shall at all times remain an employee of IAE and shall, in such capacity, be entitled to holiday and vacation periods as are granted by IAE to its employees. However, such leaves shall not interfere with IAE’ s provision of the customer support services to Spirit, and should any leave for a customer support representative extend beyond *****, IAE agrees to provide a substitute representative to ensure continuity of service. Notwithstanding the foregoing, at no time shall any IAE customer support representative be considered an employee or independent contractor of Spirit.

2.3	Additional Customer Support Representative Network

The network of Pratt & Whitney, Rolls-Royce and other IAE customer support representatives located at Spirit’s destinations will be fully trained on all facets of V2500-A5 Engine line maintenance and will be available to assist Spirit as required.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

[Page 2 of 3]

2.4	Customer Training

IAE is pleased to provide Spirit ***** formal training programs covering courses in engine operation, line maintenance, borescope inspection and troubleshooting, at the IAE Customer Training Center in Derby, England for a maximum of ***** for qualified Spirit personnel, for a period of ***** from initial EIS, for so long as Spirit operates one or more Aircraft in commercial service.

Alternatively, upon Spirit’s reasonable request, IAE will make available training at Spirit’s base in the United States, subject to scheduling availability and subject matter. In such case, Spirit will pay for reasonable travel, lodging and per diem expenses incurred by IAE training staff and Spirit may apply its Customer Training Credit in Side Letter No. 1 to pay for such costs.

2.5	Emergency Engine Lease Pool Support

IAE has established a worldwide pool of V2500-A5 emergency spare engines for lease to operators of V2500-A5 powered aircraft experiencing unforeseen operational emergencies. This emergency spare engine pool will be available to Spirit, if required, under the Standard Terms of Business for Lease of V2500-A5 Engines between Spirit and IAE dated as of October 4, 2004, provided that Spirit maintains Spare Engine coverage provided in the FHA. The rates offered will be *****.

Except as expressly amended by this Side Letter No. 2 and that certain Side Letter No. 1 between Spirit and IAE of even date herewith, all provisions of the Contract remain in full force and effect.

Very truly yours,	Agreed to and Accepted on behalf of:

IAE INTERNATIONAL AERO ENGINES AG	SPIRIT AIRLINES, INC.

/s/ illegible	/s/ John R. Severson
Name	Name

Director & GM Customer Business	John R. Severson
Title	Title EVP & CFO

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

THIS DOCUMENT CONTAINS INFORMATION PROPRIETARY TO IAE.

[Page 3 of 3]

March 1, 2005

Mr. Joseph Shallcross

Vice President of Procurement and Logistics

Spirit Airlines, Inc.

2800 Executive Way

Miramar, FL 33025

Subject:	Side Letter No. 3 to the V2500-A5 General Terms of Sale between IAE International Aero Engines AG and Spirit Airlines, Inc., dated March 1, 2005

Dear Mr. Shallcross:

We refer to the V2500-A5 General Terms of Sale dated March 1, 2005 (the “GTA”) between IAE International Aero Engines AG (“IAE”) and Spirit Airlines, Inc. (“Spirit”), such contract being hereinafter referred to as the “Contract.” Spirit will also enter into a certain Fleet Hour Agreement (the “FHA”). Unless expressly stated to the contrary, and to the extent possible, terms used in this Side Letter No. 3 shall have the same meaning given to them in the Contract, as modified by Side Letters No. 1 and No. 2 to the Contract.

This Side Letter No. 3 provides for a ***** from IAE to Spirit in support of Spirit’s new installed Engines based on the ***** A320 family aircraft identified in Exhibit E to the FHA for Purchased Aircraft, Leased Aircraft, Option Aircraft and Rolling Option Aircraft, which are owned or leased and operated by Spirit during the Period of Guarantee.

*****

Except as expressly amended by this Side Letter No. 3, all provisions of the Contract remain in full force and effect.

Very truly yours,	Agreed to and Accepted on behalf of:

IAE INTERNATIONAL AERO ENGINES AG	SPIRIT AIRLINES, INC.

/s/ illegible	/s/ John R. Severson
Name	Name

Director & GM Customer Business	John R. Severson
Title	Title EVP & CFO

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

[Page 1 of 2]

EXHIBIT A

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

[Page 2 of 2]

March 1, 2005

Mr. Joseph Shallcross

Vice President of Procurement and Logistics

Spirit Airlines, Inc.

2800 Executive Way

Miramar, FL 33025

Subject:	Side Letter No. 4 to the V2500-A5 General Terms of Sale between IAE International Aero Engines AG and Spirit Airlines, Inc., dated March 1, 2005

Dear Mr. Shallcross:

We refer to the V2500-A5 General Terms of Sale dated March 1, 2005 (the “GTA”) between IAE International Aero Engines AG (“IAE”) and Spirit Airlines, Inc. (“Spirit”), such contract being hereinafter referred to as the “Contract.” Unless expressly stated to the contrary, and to the extent possible, terms used in this Side Letter No. 4 shall have the same meaning given to them in the Contract, as modified by Side Letters No. 1, No. 2, and No. 3 to the Contract.

This Side Letter No. 4 provides for, among other things, the exercise of option aircraft, the conversion from A319 Aircraft to A320 or A321 Aircraft, additional delay rights for Spirit, and spare parts purchase terms.

1.	OPTION AIRCRAFT

1.1	Option Exercise

1.1.1 IAE acknowledges that AVSA S.A.R.L and Airbus (collectively, “Airbus”) have granted Spirit the right to purchase up to ***** new IAE powered A319 Aircraft (the “Option Aircraft”) for delivery in the following delivery quarters:

1.1.2	Delivery	# of Option Aircraft	Delivery	# of Option Aircraft
	*****	*****	*****	*****

1.1.3 The foregoing delivery quarters, which IAE agrees to support based on the terms and conditions in this Side Letter and the Contract, are provisional and will remain subject to prior sale and Airbus’s commercial and industrial constraints until the relevant Option Aircraft is converted into a firm order for an A319 Aircraft.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

[Page 1 of 4]

1.1.4 If agreed by Airbus, Spirit may reserve any of the delivery positions described in Paragraph 1.1.2 of this Side Letter No. 4 in respect of up to ***** Option Aircraft (which Option Aircraft will then become the “Reserved Option Aircraft”), provided that such delivery positions have not already been sold by Airbus to another customer. At the time of exercise and in respect of any Reserved Option Aircraft, subject to Airbus’ commercial and industrial constraints at the time, and after Spirit’s written request to Airbus with a copy to IAE, upon Airbus’ written consent, IAE will consent to, delivery quarters other than as may be reserved pursuant to this Paragraph 1.1.4.

1.1.5 Right to Firm-Up Option and Reserved Option Aircraft. Spirit may exercise its right to convert an Option Aircraft or Reserved Option Aircraft into a firm Purchased A319 Aircraft, no later than ***** months before the first day of the first month of the relevant delivery quarter (the “Latest Option Exercise Date”) of each such Option Aircraft.

1.1.6 Spirit will convert Option Aircraft and or Reserved Option Aircraft into a firm Purchased A319 Aircraft by written notice to Airbus and IAE. Upon confirmation and agreement from Airbus and timely notice to IAE of the same to allow the conversion, IAE will consent to such conversion.

1.1.7 Any Option Aircraft or Reserved Option Aircraft not converted into a firm order by the Latest Option Exercise Date shall automatically expire and Spirit and IAE shall have no further rights and obligations with respect to such Option Aircraft or Reserved Option Aircraft.

2.	ROLLING OPTION AIRCRAFT

2.1 IAE acknowledges that Airbus will grant Spirit ***** additional option aircraft for each Option Aircraft and/or Reserved Option Aircraft which is converted into a firm order (the “Rolling Option Aircraft”) and IAE agrees to provide propulsion systems for the same on the terms contained herein.

2.2 Each such Rolling Option Aircraft will be subject to the same terms and conditions as the Option Aircraft except that:

(i) Rolling Option Aircraft shall not have reserved delivery positions assigned thereto;

(ii) Deliveries shall be subject to agreement between Spirit and Airbus, with notice to IAE, and shall be subject to Airbus’s commercial and industrial constraints;

(iii) The delivery date in respect of any Rolling Option Aircraft shall not be scheduled later than the *****;

(iv) Any Rolling Option Aircraft not converted into a firm order by ***** will automatically expire and the parties will have no further rights and obligations to one another with respect to the expired Rolling Option Aircraft; and

(v) The maximum number of Aircraft that may be scheduled for delivery in any one (1) quarter is *****

3.	CONVERSION AIRCRAFT

*****

3.3 The conversion rights pursuant to this paragraph 3 shall also be applicable with respect to any Option Aircraft converted to a firm A319 Aircraft pursuant to the provisions of Paragraph 1 above, provided that the conversion is concluded not later than ***** months prior to delivery of the relevant Option Aircraft so converted to a firm A319 Aircraft.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

[Page 2 of 4]

4.	FLEET INTRODUCTORY ASSISTANCE CREDIT WITH RESPECT TO OPTION AIRCRAFT AND CONVERSION AIRCRAFT; FURTHER CONDITIONS

4.1 If Spirit exercises its right to convert Aircraft to a different model type as allowed by this Side Letter No. 4, IAE shall provide the corresponding Fleet Introductory Assistance (“FIA”) in Side Letter No. 1 to the Contract to the model type to which Spirit converts. For instance, if Spirit converts from an A319 to an A320 Aircraft, IAE will increase the FIA from A319 levels to A320 levels.

4.2 IAE’s agreement to provide the rights in Clause 1 to 4 of this Side Letter are conditional on the terms and conditions herein. Airbus actually providing such rights to Spirit, and Spirit not being in default of its obligations to IAE or Airbus.

5.	AIRCRAFT DELIVERY DELAYS

5.1 If Spirit fails to take delivery of said Aircraft in accordance with the delivery schedule in Exhibit B-1 to the Contract (or as otherwise rescheduled pursuant to this Side Letter No. 4 or written agreement between IAE and Spirit) and such failure is by reason of:

5.1.1 any delay that is due to (i) an Airbus caused delay not requested by Spirit or caused by Spirit’s inability to take the Aircraft, or (ii) fires, floods, or other acts of God, riots, insurrection, war, labor disputes, or terrorist attacks (a “Delivery Delay”). For the avoidance of doubt, a Delivery Delay would include an aircraft delay caused by IAE.

In the event of such Delivery Delay, IAE agrees that the time for delivery shall be extended by a period equal to the period for which delivery shall have been so hindered or prevented, and Spirit shall not be under any liability whatsoever in respect of such delay for up to ***** months. After the ***** month period of delay, IAE reserves the right to modify the rates for the warranties listed in Exhibit D-1 and D-2 (as enhanced by Side Letter No. 2 to the Contract), the guarantees listed on Exhibits D-5 to D-12 and in Side Letter No. 3 to the Contract, and the Fleet Hour Agreement.

5.2 Notwithstanding the foregoing, should the Aircraft delivery be delayed more than ***** months due to a Delivery Delay, IAE may any time thereafter terminate the order with respect to the Installation Items for the affected Aircraft so delayed or consider such Aircraft cancelled by Spirit, by giving prior written notice to Spirit. Upon receipt of such notice, both Spirit and IAE shall be free from any obligations as between each other in respect of the Installation Items for the affected Aircraft so delayed.

6.	SPARE PARTS PURCHASE OBLIGATIONS

IAE and Spirit recognize that Spirit will be purchasing Spare Parts from ***** or another supplier of Spare Parts mutually agreeable to IAE and Spirit (“Approved Spare Parts Source”). As such, to the extent Spirit purchases Spare Parts from an Approved Spare Parts Source, Clause 3.14 of the Contract entitled “Purchase by Spirit from Others” shall not apply.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

[Page 3 of 4]

7.	ASSIGNMENT

Notwithstanding any other provision of this Side Letter No. 4 or of the Contract, this Side Letter and the rights and obligations of Spirit hereunder will not be assigned or transferred in any manner without the prior written consent of IAE, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 6 will be void and of no force or effect.

8.	COUNTERPARTS

This Side Letter No. 4 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

Except as expressly amended by this Side Letter No. 4, all provisions of the Contract remain in full force and effect.

Very truly yours,	Agreed to and Accepted on behalf of:

IAE INTERNATIONAL AERO ENGINES AG	SPIRIT AIRLINES, INC.

/s/ illegible	/s/ John R. Severson
Name	Name

GM & Director Customer Business	John R. Severson
Title	Title EVP & CFO

[Page 4 of 4]

April 11, 2005

Mr. Joseph Shallcross

Vice President of Procurement and Logistics

Spirit Airlines, Inc.

2800 Executive Way

Miramar, FL 33025

Subject:	Side Letter No. 5 to the V2500-A5 General Terms of Sale between IAE International Aero Engines AG and Spirit Airlines, Inc., dated March 1, 2005

Dear Mr. Shallcross:

We refer to the V2500-A5 General Terms of Sale dated March 1, 2005 (the “GTA”) between IAE International Aero Engines AG (“IAE”) and Spirit Airlines, Inc. (“Spirit”), such contract being hereinafter referred to as the “Contract.” Unless expressly stated to the contrary, and to the extent possible, terms used in this Side Letter No. 5 shall have the same meaning given to them in the Contract, as modified by Side Letters No. 1, No. 2, No. 3, and No. 4 to the Contract.

This Side Letter No. 5 provides for the modification of the definitions of “Foreign Object Damage” and “Fleet Hour Agreement” for the reasons stated below.

1.	Modification to Certain Definitions

1.1 Clause 1.8 of the Contract entitled “Fleet Hour Agreement” is hereby deleted and replaced with the following new Clause 1.8 entitled “Fleet Hour Agreement” or “FHA”, to reflect the actual date of the Fleet Hour Agreement:

“1.8 ‘Fleet Hour Agreement’ or ‘FHA’ shall mean that certain Fleet Hour Agreement dated April 11, 2005 between Spirit and IAE.”

1.2 Clause 1.9 of the Contract entitled “FOD” or “Foreign Object Damage” is hereby deleted and replaced with the following new Clause 1.9 also entitled “FOD” or “Foreign Object Damage”, to make the definition identical to the same definition in the Fleet Hour Agreement:

“1.9 ‘FOD’ or ‘Foreign Object Damage’ shall mean any damage to any portion of the Engine caused by objects which are not part of the Engine or Engine option equipment, such as birds, stones, hail, ice, runway gravel, and runway debris up to three (3) inches in diameter at airports with FOD control programs.”

[Page 1 of 2]

Except as expressly amended by this Side Letter No. 5, all provisions of the Contract shall remain unchanged and in full force and effect.

Very truly yours,	Agreed to and Accepted on behalf of:

IAE INTERNATIONAL AERO ENGINES AG	SPIRIT AIRLINES, INC.

/s/ illegible	/s/ John R. Severson
Name	Name

General Mgr & Director Customer Business	John R. Severson
Title	Title EVP & CFO

[Page 2 of 2]